UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23781

PIMCO California Flexible Municipal Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive,

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO MUNICIPAL INTERVAL FUNDS

Semiannual Report

June 30, 2025

PIMCO California Flexible Municipal Income Fund

PIMCO Flexible Municipal Income Fund

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, remain high. In efforts to combat inflation, the U.S. Federal Reserve (the “Fed”) raised interest rates multiple times in 2022 and 2023. In September 2024, the Fed lowered interest rates for the first time since March 2020. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Funds may face a heightened level of risk associated with changing interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for certain types of bonds or bonds generally. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than funds or securities with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact a Fund’s performance or cause a Fund to incur losses.

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which a Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of a Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of Pacific Investment Management Company LLC (“PIMCO”) than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Funds could experience delays in collecting principal and interest and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled.

A Fund that has substantial exposures to California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious

2	PIMCO MUNICIPAL INTERVAL FUNDS

financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in advanced technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

A Fund that has substantial exposures to New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty, it may have an adverse effect on New York municipal bonds held by a Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

A Fund that has substantial exposures to municipal obligations issued by Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations may be affected significantly by economic, market, political, and social conditions in Puerto Rico. Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of a Fund’s investments in Puerto Rico municipal securities. Legislation, including legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rico municipal securities.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments or Consolidated Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to

SEMIANNUAL REPORT	JUNE 30, 2025	3

Important Information About the Funds (Cont.)

international trade tensions and may impact portfolio securities. The U.S. government has indicated an intent to alter its approach to international trade policy, including in some cases renegotiating, modifying or terminating certain bilateral or multi-lateral trade arrangements with foreign countries, and it has proposed to take and/or taken related actions, including the imposition of or stated potential imposition of a broad range of tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response) could lead to, for example, price volatility, reduced market sentiment, and changes in inflation expectations. These and other geopolitical events may contribute to increased instability in the U.S. and global economies and markets, which may have an adverse effect on the performance of the Funds and their investments.

U.S. and global markets have experienced increased volatility, including as a result of the failures of certain U.S. and non-U.S. banks in 2023, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Potential impacts to funds and issuers resulting from changes in the banking sector, market conditions and potential legislative or regulatory responses are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV in the specific period. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. Historical performance for a Fund or share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate

4	PIMCO MUNICIPAL INTERVAL FUNDS

of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

The following table discloses the inception dates and diversification status of the Funds:

Fund Name	Fund Inception	Institutional Class	Class A-1	Class A-2	Class A-3	Diversification Status

PIMCO California Flexible Municipal Income Fund	06/27/2022	06/27/2022	01/31/2023	—	—	Diversified

PIMCO Flexible Municipal Income Fund	03/15/2019	03/15/2019	05/26/2020	10/02/2020	09/10/2019	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with PIMCO and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Funds creates a contract between or among any shareholders of a Fund, on the one hand, and the Funds, a service provider to a Fund, and/or the Trustees or officers of the Funds, on the other hand.

The Trustees (or the Funds and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus or SAI with respect to the Funds, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to a Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Funds’ then-current prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 312-2113, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

SEMIANNUAL REPORT	JUNE 30, 2025	5

Important Information About the Funds (Cont.)

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and upon request by calling PIMCO at (844) 312-2113.

In August 2024, the SEC adopted amendments to Form N-PORT requiring funds to file Form N-PORT reports on a monthly basis and within 30 days of month end, with each report being made public 60 days after month end. On April 16, 2025, the SEC extended the compliance date for Form N-PORT amendments and fund groups with $1 billion or more in net assets will be required to comply with the amendments for reports filed on or after November 17, 2027.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (844) 312-2113. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary. Paper copies of the Funds’ shareholder reports are required to be provided free of charge by the Funds or financial intermediary upon request.

In September 2023, the SEC adopted amendments to Rule 35d-1 under the Investment Company Act of 1940, as amended, the rule governing fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule. Changes to a fund’s calculation methodology for derivatives instruments for purposes of Rule 35d-1 consistent with such amendments and applicable regulatory interpretations thereof will not constitute a change to a fund’s policy adopted pursuant to Rule 35d-1 and will not require notice or shareholder approval. The amendments became effective on December 11, 2023. On March 14, 2025, the SEC extended the compliance date from December 11, 2025 to June 11, 2026 for fund groups with $1 billion or more in net assets and modified the operation of the compliance dates to allow for compliance based on the timing of certain annual disclosure and reporting obligations that are tied to a fund’s fiscal year-end.

6	PIMCO MUNICIPAL INTERVAL FUNDS

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SEMIANNUAL REPORT	JUNE 30, 2025	7

PIMCO California Flexible Municipal Income Fund

Cumulative Returns Through June 30, 2025

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2025†§

Municipal Bonds & Notes
Local or Guaranteed Housing	15.8%
Special Tax	10.0%
Electric Power & Light Revenue	8.6%
Ad Valorem Property Tax	8.5%
Health, Hospital & Nursing Home Revenue	8.4%
Port, Airport & Marina Revenue	5.4%
College & University Revenue	4.3%
Highway Revenue Tolls	4.2%
Tobacco Settlement Funded	3.5%
Sales Tax Revenue	2.9%
Industrial Revenue	2.2%
Special Assessment	1.8%
Water Revenue	1.6%
Lease (Abatement)	1.6%
Charter School Aid	1.1%
Private Schools	1.0%
Other	3.9%
Short-Term Instruments	4.4%
Loan Participations and Assignments	4.2%
U.S. Government Agencies	4.2%
Mutual Funds	2.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

8	PIMCO MUNICIPAL INTERVAL FUNDS

Institutional Class - CAFLX	Class A-1 - CAFMX

Average Annual Total Return for the period ended June 30, 2025

	6 Months*	1 Year	Commencement of Operations**
PIMCO California Flexible Municipal Income Fund Institutional Class	(1.25)%	(0.03)%	3.27%
PIMCO California Flexible Municipal Income Fund Class A-1	(1.49)%	(0.53)%	2.73%
Bloomberg CA Muni 22+ Year Index	(4.16)%	(2.72)%	2.27%
60% ICE 22y+ California and Puerto Rico Municipal Index, 40% Bloomberg Municipal High Yield Index***	(2.67)%	(0.79)%	3.23%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

It is not possible to invest directly in an unmanaged index.

* Cumulative return

** For class inception dates, please refer to the Important Information.

*** Secondary Index is composed of 60% ICE 22y+ California and Puerto Rico Municipal Index and 40% Bloomberg Municipal High Yield Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

For periods prior to the inception date of the Class A-1 shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A-1 shares.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which include the Acquired Fund Fees and Expenses, were 2.49% for Institutional Class shares and 2.99% for Class A-1 shares. As of June 30, 2025, the Fund’s Total Effective Leverage(1) was 18.02%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

SEMIANNUAL REPORT	JUNE 30, 2025	9

PIMCO California Flexible Municipal Income Fund (Cont.)

Investment Objective and Strategy Overview

PIMCO California Flexible Municipal Income Fund’s investment objective is to seek high current income exempt from federal and California income tax by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of municipal bonds and other municipal securities, the interest from which, in the opinion of bond counsel for the issuer at the time of issuance (or on the basis of other authority believed by PIMCO to be reliable), is exempt from federal income tax and California income tax (i.e., excluded from gross income for income tax purposes but not necessarily exempt from the alternative minimum tax or from the income taxes of any other state or of a local government). Capital appreciation is a secondary objective. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Select exposures to off-benchmark positions in tax-exempt mortgage pools contributed to performance, as the securities posted positive returns.

»	Exposure to the housing sector contributed to performance, as the sector posted positive returns.

»	A tactical allocation to taxable municipals contributed to performance, as taxable municipals posted positive performance.
»	The costs associated with one or more forms of leverage detracted from performance. That said, the net impact on the Fund’s performance of the cost of leverage is generally determined by comparing the return on the additional investments purchased with such leverage against the cost of such leverage.

»	Exposure to the special tax sector detracted from performance, as the sector posted negative returns.

»	Exposure to the general obligation segment detracted from performance, as the segment posted negative returns.

10	PIMCO MUNICIPAL INTERVAL FUNDS

PIMCO Flexible Municipal Income Fund

Cumulative Returns Through June 30, 2025

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2025†§

Municipal Bonds & Notes
Local or Guaranteed Housing	12.0%
Health, Hospital & Nursing Home Revenue	11.6%
Port, Airport & Marina Revenue	6.1%
Ad Valorem Property Tax	5.4%
Industrial Revenue	4.8%
Tobacco Settlement Funded	4.8%
Natural Gas Revenue	4.8%
Sales Tax Revenue	4.0%
Electric Power & Light Revenue	3.8%
Water Revenue	2.8%
Miscellaneous Revenue	1.8%
College & University Revenue	1.8%
Economic Development Revenue	1.7%
Special Assessment	1.3%
Miscellaneous Taxes	1.3%
Resource Recovery Revenue	1.2%
Other	7.4%
Short-Term Instruments	12.2%
U.S. Government Agencies	4.2%
Loan Participations and Assignments	4.0%
Mutual Funds	2.0%
Other	1.0%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

SEMIANNUAL REPORT	JUNE 30, 2025	11

Institutional Class - PMFLX	Class A-1 - PMAAX	Class A-2 - PMALX	Class A-3 - PMFAX

Average Annual Total Return for the period ended June 30, 2025

	6 Months*	1 Year	5 Years	Commencement of Operations**
PIMCO Flexible Municipal Income Fund Institutional Class	(1.20)%	(0.07)%	2.08%	3.60%
PIMCO Flexible Municipal Income Fund Class A-1	(1.44)%	(0.57)%	1.59%	3.03%
PIMCO Flexible Municipal Income Fund Class A-2	(1.45)%	(0.57)%	1.58%	3.02%
PIMCO Flexible Municipal Income Fund Class A-2 (adjusted)	(3.43)%	(2.55)%	1.17%	2.69%
PIMCO Flexible Municipal Income Fund Class A-3	(1.57)%	(0.82)%	1.32%	2.82%
Bloomberg Municipal Long 22+ Bond Index	(3.38)%	(2.10)%	(0.51)%	1.08%
60% Bloomberg Municipal Long 22+ Bond Index, 40% Bloomberg Municipal High Yield Index	(2.16)%	(0.57)%	0.95%	2.00%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

It is not possible to invest directly in an unmanaged index.

* Cumulative return

** For class inception dates, please refer to the Important Information.

*** Secondary Index is composed of 60% Bloomberg Municipal Long 22+ Bond Index and 40% Bloomberg Municipal High Yield Index

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 3.00% on Class A-2. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

For periods prior to the inception date of the Class A-1, Class A-2 and Class A-3 shares performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A-1, Class A-2 and Class A-3 shares.

The Fund’s total annual operating expense ratio, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which include the Acquired Fund Fees and Expenses, were 2.87% for Institutional Class, 3.37% for Class A-1 shares, 3.37% for Class A-2 shares and 3.62% for Class A-3 shares. As of June 30, 2025, the Fund’s Total Effective Leverage(1) was 25.07%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

12	PIMCO MUNICIPAL INTERVAL FUNDS

PIMCO Flexible Municipal Income Fund (Cont.)

Investment Objective and Strategy Overview

PIMCO Flexible Municipal Income Fund seeks to provide high current income exempt from federal income tax. Capital appreciation is a secondary objective. The Fund attempts to achieve these objectives by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of municipal bonds and other municipal securities, the interest from which, in the opinion of bond counsel for the issuer at the time of issuance (or on the basis of other authority believed by PIMCO to be reliable), is exempt from federal income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Security selection within the healthcare sector contributed to performance, as select securities held within the Fund posted positive returns.

»	Select exposures to off-benchmark positions in tax-exempt mortgage pools contributed to performance, as the securities posted positive returns.

»	A tactical allocation to taxable municipals contributed to performance, as taxable municipals posted positive performance.
»	The costs associated with one or more forms of leverage detracted from performance. That said, the net impact on the Fund’s performance of the cost of leverage is generally determined by comparing the return on the additional investments purchased with such leverage against the cost of such leverage.

»	Security selection within the industrial revenue sector detracted from performance, as select securities held within the Fund posted negative returns.

»	Exposure to the transportation sector detracted from performance, as the sector posted negative returns.

SEMIANNUAL REPORT	JUNE 30, 2025	13

Index Descriptions

Index	Index Description

Bloomberg Municipal Long 22+ Bond Index	Bloomberg Municipal Long 22+ Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. It is not possible to invest directly in an unmanaged index.

60% Bloomberg Municipal Long 22+ Bond Index, 40% Bloomberg Municipal High Yield Index	Bloomberg Municipal Long 22+ Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. The Bloomberg Municipal High Yield Index is market value-weighted and designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies. It is not possible to invest directly in an unmanaged index.

Bloomberg CA Muni 22+ Year Index	The Bloomberg CA Muni 22+ Year Index is the long maturity California component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds. It is an unmanaged index representative of the tax-exempt bond market. It is not possible to invest directly in an unmanaged index.

60% ICE 22y+ California and Puerto Rico Municipal Index, 40% Bloomberg Municipal High Yield Index	The ICE 22y+ California and Puerto Rico Municipal Index is a subset of the ICE Long Duration National Municipal Securities Index including only securities issued within the State of California and Puerto Rico. The ICE Long Duration National Municipal Securities Index tracks the performance of long duration rated and unrated US dollar denominated tax-exempt debt publicly issued by US states and territories, and their political subdivisions, in the US domestic market. The Bloomberg Municipal High Yield Index is market value-weighted and designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies. It is not possible to invest directly in an unmanaged index.

14	PIMCO MUNICIPAL INTERVAL FUNDS

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SEMIANNUAL REPORT	JUNE 30, 2025	15

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total

PIMCO California Flexible Municipal Income Fund

Institutional Class

01/01/2025 - 06/30/2025+	$10.18	$0.19	$(0.32)	$(0.13)	$(0.18)	$0.00	$(0.18)

12/31/2024	10.26	0.35	(0.03)	0.32	(0.34)	(0.06)	(0.40)

12/31/2023	9.83	0.37	0.42	0.79	(0.36)	0.00	(0.36)

06/27/2022 - 12/31/2022	10.00	0.17	(0.18)	(0.01)	(0.16)	0.00	(0.16)

Class A-1

01/01/2025 - 06/30/2025+	10.18	0.16	(0.31)	(0.15)	(0.16)	0.00	(0.16)

12/31/2024	10.26	0.29	(0.03)	0.26	(0.28)	(0.06)	(0.34)

01/31/2023 - 12/31/2023	10.15	0.30	0.10	0.40	(0.29)	0.00	(0.29)

PIMCO Flexible Municipal Income Fund (Consolidated)

Institutional Class

01/01/2025 - 06/30/2025+	$10.25	$0.20	$(0.32)	$(0.12)	$(0.21)	$0.00	$(0.21)

12/31/2024	10.24	0.45	0.00	0.45	(0.44)	0.00	(0.44)

12/31/2023	9.78	0.45	0.44	0.89	(0.43)	0.00	(0.43)

12/31/2022	11.88	0.38	(2.10)	(1.72)	(0.37)	(0.01)	(0.38)

12/31/2021	11.45	0.28	0.43	0.71	(0.28)	0.00	(0.28)

12/31/2020	10.74	0.33	0.72	1.05	(0.33)	(0.01)	(0.34)

Class A-1

01/01/2025 - 06/30/2025+	10.25	0.18	(0.33)	(0.15)	(0.18)	0.00	(0.18)

12/31/2024	10.24	0.40	0.00	0.40	(0.39)	0.00	(0.39)

12/31/2023	9.78	0.40	0.44	0.84	(0.38)	0.00	(0.38)

12/31/2022	11.88	0.33	(2.10)	(1.77)	(0.32)	(0.01)	(0.33)

12/31/2021	11.45	0.22	0.43	0.65	(0.22)	0.00	(0.22)

05/26/2020 - 12/31/2020	10.30	0.19	1.17	1.36	(0.20)	(0.01)	(0.21)

Class A-2

01/01/2025 - 06/30/2025+	10.25	0.18	(0.33)	(0.15)	(0.18)	0.00	(0.18)

12/31/2024	10.24	0.40	0.00	0.40	(0.39)	0.00	(0.39)

12/31/2023	9.78	0.40	0.44	0.84	(0.38)	0.00	(0.38)

12/31/2022	11.88	0.34	(2.11)	(1.77)	(0.32)	(0.01)	(0.33)

12/31/2021	11.45	0.22	0.44	0.66	(0.23)	0.00	(0.23)

10/02/2020 - 12/31/2020	10.96	0.07	0.50	0.57	(0.07)	(0.01)	(0.08)

16	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.87	(1.25)%	$102,342	2.14	%*	2.14	%*	1.08	%*	1.08	%*	3.75	%*	24%

10.18	3.19	93,970	2.35		2.38		1.04		1.07		3.37		52

10.26	8.21	82,578	0.78		0.92		0.75		0.89		3.72		52

9.83	(0.08)	46,863	0.65	*	1.18	*(g)	0.60	*	1.13	*(g)	3.38	*	53

9.87	(1.49)	10,475	2.64	*	2.64	*	1.58	*	1.58	*	3.26	*	24

10.18	2.59	10,162	2.85		2.88		1.54		1.57		2.78		52

10.26	4.04	4,634	1.36	*(h)	1.42	*(h)	1.33	*(h)	1.39	*(h)	3.27	*	52

$9.92	(1.20)%	$790,408	2.11	%*	2.11	%*	0.97	%*	0.97	%*	4.03	%*	30%

10.25	4.48	825,745	2.22		2.22		0.97		0.97		4.34		38

10.24	9.41	681,419	2.40		2.40		0.99		0.99		4.53		59

9.78	(14.59)	692,602	1.28	(f)	1.34	(f)	0.70	(f)	0.76	(f)	2.81		130

11.88	6.29	813,672	0.77	(f)	1.03	(f)	0.53	(f)	0.79	(f)	2.00		14

11.45	10.00	317,646	0.88	(f)	1.19	(f)	0.47	(f)	0.78	(f)	2.35		88

9.92	(1.44)	473,120	2.61	*	2.61	*	1.47	*	1.47	*	3.54	*	30

10.25	3.96	483,410	2.72		2.72		1.47		1.47		3.82		38

10.24	8.86	345,953	2.90		2.90		1.49		1.49		4.05		59

9.78	(15.02)	259,422	1.88	(f)	1.94	(f)	1.21	(f)	1.27	(f)	2.78		130

11.88	5.77	268,728	1.39	(f)	1.65	(f)	1.15	(f)	1.41	(f)	1.84		14

11.45	13.28	56,540	1.38	*(f)	1.69	*(f)	0.97	*(f)	1.28	*(f)	2.59	*	88

9.92	(1.45)	80,847	2.61	*	2.61	*	1.47	*	1.47	*	3.54	*	30

10.25	3.97	70,986	2.72		2.72		1.47		1.47		3.85		38

10.24	8.86	66,235	2.90		2.90		1.49		1.49		4.07		59

9.78	(15.01)	44,043	2.00	(f)	2.06	(f)	1.25	(f)	1.31	(f)	2.90		130

11.88	5.81	25,274	1.40	(f)	1.66	(f)	1.16	(f)	1.42	(f)	1.86		14

11.45	5.25	11	1.38	*(f)	1.69	*(f)	0.97	*(f)	1.28	*(f)	2.66	*	88

SEMIANNUAL REPORT	JUNE 30, 2025	17

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total

Class A-3

01/01/2025 - 06/30/2025+	$10.25	$0.16	$(0.32)	$(0.16)	$(0.17)	$0.00	$(0.17)

12/31/2024	10.24	0.37	0.01	0.38	(0.37)	0.00	(0.37)

12/31/2023	9.78	0.37	0.45	0.82	(0.36)	0.00	(0.36)

12/31/2022	11.88	0.31	(2.11)	(1.80)	(0.29)	(0.01)	(0.30)

12/31/2021	11.45	0.20	0.42	0.62	(0.19)	0.00	(0.19)

12/31/2020	10.74	0.26	0.71	0.97	(0.25)	(0.01)	(0.26)

18	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.92	(1.57)%	$298,107	2.86	%*	2.86	%*	1.72	%*	1.72	%*	3.25	%*	30%

10.25	3.71	283,997	2.97		2.97		1.72		1.72		3.59		38

10.24	8.58	255,569	3.15		3.15		1.74		1.74		3.80		59

9.78	(15.24)	226,512	1.85	(f)	1.91	(f)	1.27	(f)	1.33	(f)	2.25		130

11.88	5.50	269,710	1.42	(f)	1.68	(f)	1.18	(f)	1.44	(f)	1.45		14

11.45	9.18	155,532	1.63	(f)	1.94	(f)	1.22	(f)	1.53	(f)	2.09		88

SEMIANNUAL REPORT	JUNE 30, 2025	19

Financial Highlights (Cont.)

Ratios/Supplemental Data

	RVMTP(4)
Selected Per Share Data for the Year or Period Ended^:	Total Amount Outstanding	Asset Coverage per Preferred Share(1)	Involuntary Liquidating Preference per Preferred Share(2)	Average Market Value per ARPS(3)

PIMCO California Flexible Municipal Income Fund

01/01/2025 - 06/30/2025	$25,000,000	$551,270	$100,000	N/A

12/31/2024	25,000,000	516,380	100,000	N/A

12/31/2023	N/A	N/A	N/A	N/A

06/27/2022 - 12/31/2022	N/A	N/A	N/A	N/A

PIMCO Flexible Municipal Income Fund (consolidated)

01/01/2025 - 06/30/2025	$550,000,000	$398,630	$100,000	N/A

12/31/2024	400,000,000	515,980	100,000	N/A

12/31/2023	400,000,000	437,250	100,000	N/A

12/31/2022	400,000,000	405,570	100,000	N/A

12/31/2021	175,000,000	887,020	100,000	N/A

12/31/2020	150,000,000	453,120	100,000	N/A

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)

Net asset value includes adjustments required by U.S. GAAP. These values, and other performance figures relying on them, such as average annual total return data included in the fund’s prospectus and in any shareholder reports, may differ from net asset values and performance reported elsewhere with respect to the Funds.

(b)	Per share amounts based on average number of common shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Total return figures include adjustments required by U.S. GAAP. These values, and other performance figures relying on them, such as average annual total return data included in the fund’s prospectus and in any shareholder reports, may differ from net asset values and performance reported elsewhere with respect to the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions, dividends paid to RVMTP shareholders and the amortization of debt issuance costs of these Preferred Shares. See Note 13, Preferred Shares in the Notes to Financial Statements for more information.

(f)

Expense ratio as presented is calculated based on average total managed assets for the period presented. The expense ratio to average total managed assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

(g)

Certain organizational costs were incurred prior to the commencement of operations and reflected in the financial statements accompanying the initial registration statement. If the Fund had incurred all organization and trustee related expenses in the current period, the ratio of expenses to average net assets excluding waivers and ratio of expenses to average net assets excluding interest expense and waivers would have been 1.98% and 1.93%, respectively.

(h)

Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

(1)

“Asset Coverage per Preferred Share” means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by RVMTP, bears to the aggregate of the involuntary liquidation preference of RVMTP, expressed as a dollar amount per RVMTP.

(2)

“Involuntary Liquidating Preference” means the amount to which a holder of RVMTP would be entitled upon the involuntary liquidation of the Fund in preference to the Common Shareholders, expressed as a dollar amount per Preferred Share.

(3)

The RVMTP have no readily ascertainable market value. The liquidation value of the RVMTP represents its liquidation preference, which approximates fair value of the shares less any unamortized debt issuance costs. See Note 13, Preferred Shares, in the Notes to Financial Statements for more information.

(4)	Prior to December 6, 2021, certain RVMTP Shares were Variable Rate MuniFund Term Preferred Shares. See Note 13, Preferred Shares.

20	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Statement of Assets and Liabilities PIMCO California Flexible Municipal Income Fund

(Unaudited)

June 30, 2025

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$138,190
Cash	459
Deposits with counterparty	300
Receivable for investments sold	310
Receivable for Fund shares sold	113
Interest and/or dividends receivable	1,338

Total Assets	140,710

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$24
Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value **	24,791
Payable for investments purchased	2,641
Distributions payable to common shareholders	171
Accrued management fees	80
Accrued servicing fees	4
Accrued reimbursement to PIMCO	8
Other liabilities	174

Total Liabilities	27,893

Commitments and Contingent Liabilities^

Net Assets Applicable to Common Shareholders	$112,817

Net Assets Applicable to Common Shareholders Consist of:

Par value^^	$0
Paid in capital	113,334
Distributable earnings (accumulated loss)	(517)

Net Assets Applicable to Common Shareholders	$112,817

Institutional Class	$102,342
Class A-1	10,475

Common Shares Outstanding

Institutional Class	10,367
Class A-1	1,061

Net Asset Value Per Common Share(a):

Institutional Class	$9.87
Class A-1	9.87

Cost of investments in securities	$138,750

* Includes repurchase agreements of:	$6,100

** Includes unamortized debt issuance cost of	$209

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	JUNE 30, 2025	21

Consolidated Statement of Assets and Liabilities PIMCO Flexible Municipal Income Fund

(Unaudited)

June 30, 2025

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$2,318,378
Cash	32,981
Deposits with counterparty	94
Receivable for investments sold	33,214
Receivable for Fund shares sold	12,176
Interest and/or dividends receivable	22,155
Reimbursement receivable from PIMCO	4

Total Assets	2,419,002

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$16

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value **	549,613
Payable for investments purchased	164,819
Payable for unfunded loan commitments	29,953
Payable for Fund shares redeemed	27,468
Distributions payable	2,198
Accrued management fees	1,287
Accrued servicing fees	392
Other liabilities	774

Total Liabilities	776,520

Commitments and Contingent Liabilities^

Net Assets Applicable to Common Shareholders	$1,642,482

Net Assets Applicable to Common Shareholders Consist of:

Par value^^	$0
Paid in capital	1,843,411
Distributable earnings (accumulated loss)	(200,929)

Net Assets Applicable to Common Shareholders	$1,642,482

Institutional Class	$790,408
Class A-1	473,120
Class A-2	80,847
Class A-3	298,107

Common Shares Outstanding:

Institutional Class	79,674
Class A-1	47,693
Class A-2	8,152
Class A-3	30,049

Net Asset Value Per Common Share(a):

Institutional Class	$9.92
Class A-1	9.92
Class A-2	9.92
Class A-3	9.92

Cost of investments in securities	$2,378,993

* Includes repurchase agreements of:	$281,200

** Includes unamortized debt issuance cost of	$387

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

22	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Statement of Operations PIMCO California Flexible Municipal Income Fund

Six Months Ended June 30, 2025 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$2,928
Dividends	113
Miscellaneous income	22
Total Income	3,063

Expenses:

Management fees	483
Distribution and/or servicing fees - Class A-1	25
Trustee fees and related expenses	2
Interest expense	549
Auction agent fees and commissions	1
Organizational expense reimbursements recouped	76
Total Expenses	1,136
Waiver and/or Reimbursement by PIMCO	(2)
Net Expenses	1,134

Net Investment Income (Loss)	1,929

Net Realized Gain (Loss):

Investments in securities	(306)
Exchange-traded or centrally cleared financial derivative instruments	(53)

Net Realized Gain (Loss)	(359)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(2,667)
Exchange-traded or centrally cleared financial derivative instruments	(207)

Net Change in Unrealized Appreciation (Depreciation)	(2,874)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,304)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2025	23

Consolidated Statement of Operations PIMCO Flexible Municipal Income Fund

Six Months Ended June 30, 2025 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$48,123
Dividends	1,665
Total Income	49,788

Expenses:

Management fees	7,787
Distribution and/or servicing fees - Class A-1	1,195
Distribution and/or servicing fees - Class A-2	183
Distribution and/or servicing fees - Class A-3	1,065
Trustee fees and related expenses	39
Interest expense	9,206
Paying and Redemption Agent Fees	39
Miscellaneous expense	30
Total Expenses	19,544

Net Investment Income (Loss)	30,244

Net Realized Gain (Loss):

Investments in securities	(21,703)
Exchange-traded or centrally cleared financial derivative instruments	701

Net Realized Gain (Loss)	(21,002)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(29,938)
Exchange-traded or centrally cleared financial derivative instruments	(941)

Net Change in Unrealized Appreciation (Depreciation)	(30,879)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(21,637)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Statements of Changes in Net Assets PIMCO California Flexible Municipal Income Fund

(Amounts in thousands†)	Six Months Ended June 30, 2025 (Unaudited)	Year Ended December 31, 2024

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,929	$3,204
Net realized gain (loss)	(359)	932
Net change in unrealized appreciation (depreciation)	(2,874)	(1,201)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	(1,304)	2,935

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,746)	(3,511)
Class A-1	(163)	(284)

Total Distributions to Common Shareholders(a)	(1,909)	(3,795)

Common Share Transactions*:

Receipts for shares sold	16,541	19,362
Issued as reinvestment of distributions	973	1,971
Cost of shares repurchased	(5,616)	(3,553)
Net increase (decrease) resulting from common share transactions	11,898	17,780

Total increase (decrease) in net assets applicable to common shareholders	8,685	16,920

Net Assets Applicable to Common Shareholders:

Beginning of period	104,132	87,212
End of period	$112,817	$104,132

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Common Shares Offering, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	JUNE 30, 2025	25

Consolidated Statements of Changes in Net Assets PIMCO Flexible Municipal Income Fund

(Amounts in thousands†)	Six Months Ended June 30, 2025 (Unaudited)	Year Ended December 31, 2024

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$30,244	$61,060
Net realized gain (loss)	(21,002)	2,299
Net change in unrealized appreciation (depreciation)	(30,879)	(5,954)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	(21,637)	57,405

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(16,467)	(32,246)
Class A-1	(8,826)	(15,654)
Class A-2	(1,350)	(2,800)
Class A-3	(4,896)	(9,570)

Total Distributions to Common Shareholders(a)	(31,539)	(60,270)

Common Share Transactions*:

Receipts for shares sold	179,910	478,333
Issued as reinvestment of distributions	18,627	35,505
Cost of shares repurchased	(167,017)	(196,011)
Net increase (decrease) resulting from common share transactions	31,520	317,827

Total increase (decrease) in net assets applicable to common shareholders	(21,656)	314,962

Net Assets Applicable to Common Shareholders:

Beginning of period	1,664,138	1,349,176
End of period	$1,642,482	$1,664,138

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Common Shares Offering, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

26	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Statement of Cash Flows PIMCO California Flexible Municipal Income Fund

Six Months Ended June 30, 2025 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(1,304)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for)

Operating Activities:
Purchases of long-term securities	(44,053)
Proceeds from sales of long-term securities	30,068
(Purchases) Proceeds from sales of short-term portfolio investments, net	1,002
(Increase) decrease in deposits with counterparty	(94)
(Increase) decrease in receivable for investments sold	(19)
(Increase) decrease in interest and/or dividends receivable	(67)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(219)
(Increase) decrease in reimbursement receivable from PIMCO	24
Increase (decrease) in payable for investments purchased	1,851
Increase (decrease) in accrued management fees	(2)
Increase (decrease) in other liabilities	(162)
Net Realized (Gain) Loss
Investments in securities	306
Exchange-traded or centrally cleared financial derivative instruments	53
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	2,667
Exchange-traded or centrally cleared financial derivative instruments	207
Net amortization (accretion) on investments	(303)
Amortization of debt issuance cost	(107)
Net Cash Provided by (Used for) Operating Activities	(10,152)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	16,506
Payments on shares redeemed	(5,616)
Cash distributions paid*	(907)
Proceeds from sale-buyback transactions	13,811
Payments on sale-buyback transactions	(13,811)
Proceeds on Remarketable Variable Rate MuniFund Term Preferred Shares Net	158
Net Cash Received from (Used for) Financing Activities	10,141

Net Increase (Decrease) in Cash and Foreign Currency	(11)

Cash and Foreign Currency:

Beginning of period	470
End of period	$459
* Reinvestment of distributions	$973

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$660

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2025	27

Consolidated Statement of Cash Flows PIMCO Flexible Municipal Income Fund

Six Months Ended June 30, 2025 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(21,637)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for)

Operating Activities:
Purchases of long-term securities	(728,014)
Proceeds from sales of long-term securities	609,725
(Purchases) Proceeds from sales of short-term portfolio investments, net	(106,411)
(Increase) decrease in deposits with counterparty	4,496
(Increase) decrease in receivable for investments sold	(32,227)
(Increase) decrease in interest and/or dividends receivable	(1,053)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(50)
Increase (decrease) in payable for investments purchased	87,519
Increase (decrease) in accrued management fees	(23)
Increase (decrease) in accrued servicing fees	(23)
Increase (decrease) in other liabilities	300
Net Realized (Gain) Loss
Investments in securities	21,703
Exchange-traded or centrally cleared financial derivative instruments	(701)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	29,938
Exchange-traded or centrally cleared financial derivative instruments	941
Net amortization (accretion) on investments	(6,148)
Amortization of debt issuance cost	128
Net Cash Provided by (Used for) Operating Activities	(141,537)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	174,896
Payments on shares redeemed	(139,549)
Cash distributions paid*	(12,872)
Proceeds from sale-buyback transactions	48,540
Payments on sale-buyback transactions	(48,540)
Proceeds on Remarketable Variable Rate MuniFund Term Preferred Shares Net	149,648
Net Cash Received from (Used for) Financing Activities	172,123

Net Increase (Decrease) in Cash and Foreign Currency	30,586

Cash and Foreign Currency:

Beginning of period	2,395
End of period	$32,981
* Reinvestment of distributions	$18,627

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$9,130
Non-Cash Payment In-Kind	$31

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

28	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Schedule of Investments PIMCO California Flexible  Municipal Income Fund

(Unaudited)

June 30, 2025

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 122.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 5.0%

Altrudy Lane Senior Apartments
4.040% due 05/01/2038 «(f)	$1,438	$1,367
4.230% due 04/01/2041 «(f)	3,882	3,509

City of Woodland
4.400% due 09/01/2034 «(f)	779	756

Total Loan Participations and Assignments (Cost $5,462)		5,632

CORPORATE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%

Wild Rivers Water Park
8.500% due 11/01/2051	200	125

Total Corporate Bonds & Notes (Cost $174)		125

MUNICIPAL BONDS & NOTES 103.9%

ARKANSAS 0.5%

Arkansas Development Finance Authority Revenue Bonds, Series 2023
7.375% due 07/01/2048	500	542

CALIFORNIA 88.5%

Alameda Corridor Transportation Authority, California Revenue Bonds, (AGM Insured), Series 2024
0.000% due 10/01/2053 (c)	2,200	546

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
5.400% due 10/01/2050 (d)	1,000	558

Anaheim Housing & Public Improvements Authority, California Revenue Bonds, Series 2024
3.200% due 10/01/2054	1,000	1,000

Anaheim Union High School District, California General Obligation Bonds, Series 2025
4.375% due 08/01/2047	1,000	982
4.500% due 08/01/2048	1,000	991

Bay Area Toll Authority, California Revenue Bonds, Series 2024
2.950% due 04/01/2059	4,895	4,895

Burbank-Glendale-Pasadena Airport Authority Brick Campaign, California Revenue Bonds, (AGM Insured), Series 2024
4.250% due 07/01/2043	1,375	1,283

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	1,250	1,243

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.000% due 12/01/2053	$500	$522
5.000% due 02/01/2054	300	316
5.250% due 01/01/2054	300	315
5.250% due 11/01/2054	750	795
5.500% due 10/01/2054	595	638

California Community Choice Financing Authority Revenue Bonds, Series 2024
5.000% due 05/01/2054	3,000	3,163
5.000% due 01/01/2055	1,000	1,034
5.000% due 02/01/2055	1,000	1,063

California Community Choice Financing Authority Revenue Bonds, Series 2025
5.000% due 01/01/2056	1,245	1,286

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 02/01/2056	1,000	492

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
0.000% due 06/01/2055 (c)	1,500	268
5.000% due 06/01/2050	440	411

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2047	1,000	990

California Educational Facilities Authority Revenue Bonds, Series 2023
5.500% due 10/01/2053	500	491

California Health Facilities Financing Authority Revenue Bonds, Series 2017
4.000% due 11/01/2038	1,500	1,466

California Health Facilities Financing Authority Revenue Bonds, Series 2019
5.000% due 10/01/2039	500	503

California Health Facilities Financing Authority Revenue Bonds, Series 2021
4.000% due 08/15/2040	500	484

California Health Facilities Financing Authority Revenue Bonds, Series 2022
5.000% due 03/01/2040	500	517

California Health Facilities Financing Authority Revenue Bonds, Series 2023
2.500% due 03/01/2041	2,000	2,000

California Health Facilities Financing Authority Revenue Bonds, Series 2025
5.250% due 10/01/2050 (a)	1,500	1,656

California Housing Finance Agency Revenue Bonds, (FHLMC Insured), Series 2024
4.100% due 07/01/2040	1,000	972

California Housing Finance Agency Revenue Bonds, (FNMA Insured), Series 2024
4.250% due 08/01/2041	1,405	1,377

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2025	29

Schedule of Investments PIMCO California Flexible Municipal Income Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Housing Finance Agency Revenue Bonds, Series 2024
5.970% due 11/01/2053	$2,000	$2,018

California Housing Finance Agency Revenue Bonds, Series 2025
3.250% due 06/01/2055	1,000	1,003

California Housing Finance Revenue Bonds, Series 2019
4.000% due 03/20/2033	432	432

California Housing Finance Revenue Bonds, Series 2024
5.700% due 06/01/2054	1,750	1,737
6.000% due 03/01/2053	1,000	1,011
7.000% due 03/01/2053	250	239

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
0.000% due 01/01/2061 (c)	3,945	287

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2024
5.125% due 07/01/2054	500	452

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2025
9.500% due 01/01/2065	550	522

California Municipal Finance Authority Certificates of Participation Bonds, (AGM Insured), Series 2022
5.250% due 11/01/2036	200	211

California Municipal Finance Authority Revenue Bonds, (FNMA Insured), Series 2024
4.450% due 12/01/2042	900	884

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 11/01/2036	500	461

California Municipal Finance Authority Revenue Bonds, Series 2024
5.000% due 09/01/2054	600	611
5.500% due 05/01/2044	350	348
6.000% due 01/01/2039	3,000	3,039

California Municipal Finance Authority Revenue Bonds, Series 2025
3.536% due 02/20/2041	999	852
5.375% due 11/01/2045	775	774
5.625% due 11/01/2054	500	498

California Municipal Finance Authority Revenue Notes, Series 2021
3.000% due 09/01/2030 (f)	260	246

California Municipal Finance Authority Special Tax Bonds, Series 2024
5.000% due 09/01/2039	275	283
5.000% due 09/01/2044	325	322
5.000% due 09/01/2049	675	661
5.125% due 09/01/2054	500	489

California Municipal Finance Authority Special Tax Notes, Series 2024
4.250% due 09/01/2034	250	254

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	250	256

California Public Finance Authority Revenue Bonds, Series 2022
4.000% due 07/15/2038	500	502

California Public Finance Authority Revenue Bonds, Series 2025
5.000% due 11/01/2049	750	752

California School Finance Authority Revenue Bonds, Series 2024
5.000% due 07/01/2054	525	515
5.000% due 07/01/2059	500	481

California State General Obligation Bonds, Series 2015
3.875% due 12/01/2030	500	495

California State General Obligation Bonds, Series 2016
4.000% due 09/01/2034	1,200	1,201

California State University Revenue Bonds, Series 2015
4.000% due 11/01/2043	500	461

California Statewide Communities Development Authority Revenue Bonds, Series 2006
4.500% due 11/01/2033	2,000	2,047

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 12/01/2041	500	485
5.000% due 12/01/2046	400	378
5.250% due 12/01/2056	250	240

California Statewide Communities Development Authority Revenue Bonds, Series 2018
5.000% due 12/01/2053	300	300
5.500% due 12/01/2058	300	293

California Statewide Communities Development Authority Special Assessment Bonds, Series 2024
5.000% due 09/02/2049	525	527
5.000% due 09/02/2054	575	573

California Statewide Communities Development Authority Special Tax Bonds, Series 2025
4.375% due 09/02/2040	915	883
5.000% due 09/02/2050	500	497

Central Unified School District, California Certificates of Participation Bonds, (BAM Insured), Series 2025
5.250% due 08/01/2050	1,000	1,033

Chino Valley Unified School District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2039 (c)	385	208

Clovis Unified School District, California General Obligation Bonds, Series 2022
5.250% due 08/01/2041	500	530

CMFA Special Finance Agency VIII, California Revenue Bonds, Series 2021
4.000% due 08/01/2047	220	193

30	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	$595	$503

Corona Community Facilities District, California Special Tax Bonds, Series 2024
5.000% due 09/01/2054	1,600	1,595

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
3.400% due 10/01/2046	445	337
4.000% due 02/01/2057	250	181

Department of Veterans Affairs Veteran’s Farm & Home Purchase Program, California Revenue Bonds, Series 2022
4.950% due 12/01/2046	250	254

Elk Grove Finance Authority, California Special Tax Bonds, Series 2016
5.000% due 09/01/2046	500	501

Firebaugh, California Revenue Bonds, Series 2019
4.000% due 08/01/2039	250	212

Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2021
4.000% due 01/15/2046	1,000	942

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.010% due 06/01/2066 (c)	5,000	530
3.714% due 06/01/2041	500	383
3.850% due 06/01/2050	135	123

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2051	500	493

Grossmont Union High School District, California General Obligation Bonds, Series 2021
0.000% due 08/01/2044 (c)	2,000	826

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2061	1,000	856

Indio Finance Authority, California Revenue Bonds, (BAM Insured), Series 2022
4.500% due 11/01/2052	250	245

Irvine Facilities Financing Authority, California Special Tax Bonds, (BAM Insured), Series 2023
0.000% due 09/01/2049 (c)	1,300	395

Irvine, California Special Assessment Bonds, Series 2004
2.200% due 09/02/2029	1,000	1,000

Long Beach Unified School District, California General Obligation Bonds, Series 2015
0.000% due 08/01/2037 (c)	500	297

Los Angeles County, California Development Authority Revenue Bonds, Series 2025
3.350% due 09/01/2059	500	501

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
5.000% due 05/15/2038	1,000	1,023

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles Department of Airports, California Revenue Bonds, Series 2022
4.000% due 05/15/2041	$500	$471

Los Angeles Housing Authority, California Revenue Bonds, (FNMA Insured), Series 2024
4.500% due 07/01/2046	600	571

Los Angeles Unified School District, California General Obligation Bonds, Series 2022
5.000% due 07/01/2041	500	532

Los Angeles Unified School District, California General Obligation Bonds, Series 2023
5.250% due 07/01/2048	1,000	1,052

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	330	395

Menifee Union School District, California General Obligation Bonds, Series 2023
4.000% due 08/01/2046	500	469

Mountain House Community Facilities District, California Special Tax Bonds, Series 2025
5.000% due 09/01/2040	500	504

Ontario International Airport Authority, California Revenue Bonds, (AGM Insured), Series 2021
4.000% due 05/15/2051	600	535

Orange County, California Community Facilities District Special Tax Bonds, Series 2022
5.000% due 08/15/2047	250	251

Orange County, California Community Facilities District Special Tax Bonds, Series 2023
5.500% due 08/15/2048	1,500	1,549

Peralta Community College District, California General Obligation Bonds, Series 2016
4.000% due 08/01/2039	250	250

Rio Hondo Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2046 (c)	1,000	354

River Islands Public Financing Authority, California Special Tax Bonds, Series 2024
5.000% due 09/01/2054	1,000	957

River Islands Public Financing Authority, California Special Tax, Series 2022
5.750% due 09/01/2052	250	256

Riverside Unified School District, California Special Tax Bonds, Series 2024
5.000% due 09/01/2054	770	754

Roseville, California Special Tax Bonds, Series 2017
5.000% due 09/01/2033	500	512

Sacramento County, California Special Tax Bonds, Series 2022
5.000% due 09/01/2036	270	280
5.000% due 09/01/2047	100	98

Sacramento, California Special Tax Bonds, Series 2021
4.000% due 09/01/2050	500	414

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2025	31

Schedule of Investments PIMCO California Flexible Municipal Income Fund  (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Salinas Union High School District, California Certificates of Participation Bonds, (AGM Insured), Series 2022
4.375% due 06/01/2047	$1,000	$979

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2021
4.000% due 07/01/2046	500	432

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2023
5.250% due 07/01/2058	700	710

San Diego Housing Authority, Inc., California Revenue Bonds, (FHLMC Insured), Series 2024
4.200% due 06/01/2040	1,490	1,423

San Diego Unified School District, California General Obligation Bonds, Series 2023
4.000% due 07/01/2053	500	445

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2019
5.000% due 05/01/2049	250	247

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2016
4.000% due 11/01/2039	1,000	983

San Joaquin Valley Clean Energy Authority, California Revenue Bonds, Series 2025
5.500% due 01/01/2056	700	768

San Juan Unified School District, California General Obligation Bonds, Series 2024
4.000% due 08/01/2049	1,000	896

San Rafael City Elementary School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2047	250	229

Sanger Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2022
5.000% due 06/01/2049	1,000	1,003

Santa Cruz City High School District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042	1,000	940

Stockton Community Facilities District, California Special Tax Bonds, Series 2024
5.000% due 09/01/2044	380	381
5.000% due 09/01/2054	650	648

Tejon Ranch Public Facilities Finance Authority, California Special Tax Bonds, Series 2024
5.000% due 09/01/2054	300	289

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.010% due 06/01/2060 (c)	2,015	309

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
0.000% due 06/01/2054 (c)	2,000	402
5.000% due 06/01/2034	250	259
5.000% due 06/01/2048	1,000	976

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of California Revenue Bonds, Series 2013
2.950% due 05/15/2048	$2,400	$2,400

Vacaville, California Special Tax Bonds, Series 2025
5.250% due 09/01/2055 (a)	1,000	995

		99,856

COLORADO 0.8%

Colorado Housing and Finance Authority Revenue Bonds, Series 2024
6.350% due 06/01/2054	300	284

Colorado International Center Metropolitan District No 7, General Obligation Bonds, Series 2021
5.250% due 12/01/2051 (d)	500	385

Dominion Water & Sanitation District, Colorado Revenue Notes, Series 2022
5.250% due 12/01/2032	250	253

		922

GEORGIA 0.1%

Atlanta Development Authority, Georgia Tax Allocation Notes, Series 2024
5.000% due 04/01/2034	100	100

IDAHO 0.2%

Spring Valley Community Infrastructure District No 1, Idaho Special Assessment Bonds, Series 2021
3.750% due 09/01/2051	223	200

INDIANA 0.0%

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039 ^(b)	280	42

IOWA 0.2%

Iowa Finance Authority Revenue Bonds, Series 2022
8.000% due 01/01/2042	250	215

MICHIGAN 1.3%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	249	195

Michigan State Hospital Finance Authority Revenue Bonds, Series 2025
5.000% due 08/15/2055	1,000	1,081

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (c)	1,500	196

		1,472

32	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MULTI-STATE 0.7%

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2022
2.875% due 07/25/2036 (f)	$467	$431

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
2.250% due 09/25/2037	489	409

		840

NEVADA 0.1%

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (c)	1,000	150

NEW HAMPSHIRE 1.1%

New Hampshire Business Finance Authority Revenue Bonds, Series 2023
4.817% due 12/20/2036	486	473

New Hampshire Business Finance Authority Revenue Bonds, Series 2024
3.925% due 07/20/2039	797	740

		1,213

NEW YORK 1.2%

Build NYC Resource Corp. New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	100	88

Build NYC Resource Corp. New York Revenue Notes, Series 2022
5.000% due 06/01/2032	200	204

New York Transportation Development Corp. Revenue Bonds, Series 2023
6.000% due 04/01/2035	1,000	1,088

		1,380

OHIO 0.6%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (c)	4,200	391

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	300	266

		657

PENNSYLVANIA 0.2%

Berks County, Pennsylvania Municipal Authority Revenue Bonds, Series 2024
7.000% due 06/30/2039	198	174

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Berks County, Pennsylvania Municipal Authority Revenue Notes, Series 2024
6.000% due 06/30/2034	22	23
8.000% due 06/30/2034	44	45

		242

PUERTO RICO 6.8%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	1,657	1,021
0.000% due 11/01/2051	1,871	1,183

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040	857	822

Puerto Rico Electric Power Authority Revenue Bonds, Series 2010
5.250% due 07/01/2040 ^(b)	1,575	768

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	5,000	1,593
0.000% due 07/01/2051 (c)	4,500	1,052
5.000% due 07/01/2058	1,000	942

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	250	235

		7,616

TEXAS 1.1%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045 ^(b)	250	25

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2023
12.000% due 06/01/2043	281	211

Calhoun County, Texas Navigation Industrial Development Authority Revenue Notes, Series 2021
3.625% due 07/01/2026	250	240

Dallas Housing Finance Corp. Texas Revenue Bonds, Series 2022
6.000% due 12/01/2062	250	225

Houston, Texas Airport System Revenue Notes, Series 2024
5.250% due 07/15/2034	500	516

		1,217

VIRGINIA 0.2%

Farms New Kent Community Development Authority, Virginia Special Assessment Bonds, Series 2021
3.750% due 03/01/2036	215	202

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2025	33

Schedule of Investments PIMCO California Flexible Municipal Income  Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (c)	$1,250	$114

WISCONSIN 0.2%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
6.500% due 06/01/2045	125	107

Public Finance Authority, Wisconsin Revenue Notes, Series 2023
0.000% due 09/01/2029 (c)	148	110

		217

Total Municipal Bonds & Notes (Cost $117,865)		117,197

U.S. GOVERNMENT AGENCIES 5.2%

Freddie Mac
3.600% due 12/01/2040 - 06/01/2043	1,232	1,121
3.660% due 01/01/2039	734	687
3.720% due 01/01/2041	1,973	1,817
3.850% due 02/01/2038 - 07/01/2041	2,378	2,233

Total U.S. Government Agencies (Cost $5,773)		5,858

	SHARES
MUTUAL FUNDS 2.8%

BlackRock California Municipal Income Trust	68,750	743

BlackRock MuniHoldings California Quality Fund, Inc.	73,500	761

	SHARES	MARKET VALUE (000S)

Nuveen California AMT-Free Quality Municipal Income Fund	70,100	$825

Nuveen California Quality Municipal Income Fund	73,900	826

Total Mutual Funds (Cost $3,262)		3,155

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

JPMorgan Chase & Co.
3.650% due 06/01/2026 •(e)	125,000	123

Total Preferred Securities (Cost $114)		123

SHORT-TERM INSTRUMENTS 5.4%

REPURCHASE AGREEMENTS (g) 5.4%
		6,100

Total Short-Term Instruments (Cost $6,100)		6,100

Total Investments in Securities (Cost $138,750)		138,190

Total Investments 122.5% (Cost $138,750)		$138,190

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (22.0)%		(24,791)

Financial Derivative Instruments (h) (0.0)% (Cost or Premiums, net $0)		(24)

Other Assets and Liabilities, net (0.5)%		(558)

Net Assets Applicable to Common Shareholders 100.0%		$112,817

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.

(b)	Security is not accruing income as of the date of this report.

(c)	Zero coupon security.

(d)	Security becomes interest bearing at a future date.

(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

34	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2025

(f) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Altrudy Lane Senior Apartments	4.040%	05/01/2038	01/09/2025	$1,316	$1,367	1.21%
Altrudy Lane Senior Apartments	4.230	04/01/2041	01/09/2025	3,398	3,509	3.11
California Municipal Finance Authority Revenue Notes, Series 2021	3.000	09/01/2030	12/06/2023	239	246	0.22
City of Woodland	4.400	09/01/2034	07/26/2023	748	756	0.67
Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2022	2.875	07/25/2036	11/17/2022	414	431	0.38

				$6,115	$6,309	5.59%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.470%	06/30/2025	07/01/2025	$6,100	U.S. Treasury Inflation Protected Securities 2.125% due 04/15/2029	$(6,230)	$6,100	$6,101

Total Repurchase Agreements						$(6,230)	$6,100	$6,101

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2025:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$6,101	$0	$0	$6,101	$(6,230)	$(129)

Total Borrowings and Other Financing Transactions	$6,101	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended June 30, 2025 was $(155) at a weighted average interest rate of 4.383%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2025	35

Schedule of Investments PIMCO California Flexible Municipal Income  Fund (Cont.)

(h) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2025	78	$(8,746)	$(124)	$0	$(24)

Total Futures Contracts				$(124)	$0	$(24)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2025:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(24)	$0	$(24)

Cash of $300 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2025. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2025:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$24	$24

36	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2025

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2025:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(53)	$(53)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(207)	$(207)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2025 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2025
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$5,632	$5,632
Corporate Bonds & Notes
Industrials	0	125	0	125
Municipal Bonds & Notes
Arkansas	0	542	0	542
California	0	99,856	0	99,856
Colorado	0	922	0	922
Georgia	0	100	0	100
Idaho	0	200	0	200
Indiana	0	42	0	42
Iowa	0	215	0	215
Michigan	0	1,472	0	1,472
Multi-State	0	840	0	840
Nevada	0	150	0	150
New Hampshire	0	1,213	0	1,213
New York	0	1,380	0	1,380
Ohio	0	657	0	657
Pennsylvania	0	242	0	242
Puerto Rico	0	7,616	0	7,616
Texas	0	1,217	0	1,217
Virginia	0	202	0	202
West Virginia	0	114	0	114
Wisconsin	0	217	0	217
U.S. Government Agencies	0	5,858	0	5,858
Mutual Funds	3,155	0	0	3,155
Preferred Securities
Banking & Finance	0	123	0	123
Short-Term Instruments
Repurchase Agreements	0	6,100	0	6,100

Total Investments	$3,155	$129,403	$5,632	$138,190

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(24)	$0	$(24)

Total Financial Derivative Instruments	$0	$(24)	$0	$(24)

Totals	$3,155	$129,379	$5,632	$138,166

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2025	37

Schedule of Investments PIMCO California Flexible Municipal Income  Fund (Cont.)

(Unaudited)

June 30, 2025

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2025:

Category and Subcategory	Beginning Balance at 12/31/2024	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2025	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2025(1)
Investments in Securities, at Value
Loan Participations and Assignments	$735	$4,742	$(52)	$20	$5	$182	$0	$0	$5,632	$181

Totals	$735	$4,742	$(52)	$20	$5	$182	$0	$0	$5,632	$181

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2025	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$5,632	Discounted Cash Flow	Discount Rate	4.960-5.270	5.174

Total	$5,632

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2025 may be due to an investment no longer held or categorized as Level 3 at period end.

38	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund

(Unaudited)

June 30, 2025

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 141.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 5.6%

Anchor Senior Living
6.020% due 10/01/2042 «(f)	$13,239	$14,208

City of Woodland
4.400% due 09/01/2034 «(f)	14,716	14,274

Fairbanks Square Affordable Housing
6.070% due 10/01/2030 «	5,982	6,172

Fairhaven Glen
TBD% due 11/01/2027 «µ	10,105	10,105
TBD% due 12/12/2041 «µ	890	890
TBD% - 6.000% due 01/01/2067 «µ	12,210	12,334

Falcon PK
TBD% due 11/01/2026 «µ	2,800	2,800
TBD% - 5.943% due 10/26/2063 «~µ	13,900	13,899

Gladieux Metals Recycling
15.000% due 05/06/2026 «(f)	2,931	2,814

Laurel Wood Apartments
TBD% - 6.500% due 01/01/2043 «µ	15,225	15,225

Total Loan Participations and Assignments (Cost $92,119)		92,721

CORPORATE BONDS & NOTES 1.1%

BANKING & FINANCE 0.6%

Benloch Ranch Improvement Association
10.000% due 12/01/2051 «	10,000	7,658

Credit Suisse AG AT1 Claim	3,000	360

VM Fund LLC
8.625% due 02/28/2031 «	1,154	1,165

		9,183

INDUSTRIALS 0.5%

Sutter Health
5.537% due 08/15/2035	3,500	3,619

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (d)	6,596	2,237

Wild Rivers Water Park
8.500% due 11/01/2051	5,300	3,319

		9,175

Total Corporate Bonds & Notes (Cost $21,828)		18,358

MUNICIPAL BONDS & NOTES 108.1%

ALABAMA 3.9%

Baldwin County, Alabama Industrial Development Authority Revenue Bonds, Series 2025
5.000% due 06/01/2055	6,300	6,357

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.000% due 06/01/2051	$3,520	$3,564

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2023
5.250% due 12/01/2053	2,950	3,163
5.500% due 06/01/2049	3,840	4,052
5.500% due 10/01/2054	5,400	5,832

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2024
5.000% due 10/01/2055	4,700	4,951

Central Etowah County, Alabama Solid Waste Disposal Authority Revenue Bonds, Series 2020
6.000% due 07/01/2045	980	1,009

Energy Southeast A Cooperative District, Alabama Revenue Bonds, Series 2023
5.750% due 04/01/2054	1,900	2,076

Lower Alabama Gas District Revenue Bonds, Series 2016
5.000% due 09/01/2046	1,375	1,404

Mobile County, Alabama Industrial Development Authority Revenue Bonds, Series 2024
5.000% due 06/01/2054	7,365	7,073

Montgomery Medical Clinic Board, Alabama Revenue Bonds, Series 2016
5.000% due 03/01/2028 ^(c)	4,350	2,730
5.000% due 03/01/2030 ^(c)	4,305	2,701

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2023
5.000% due 01/01/2054	3,000	3,161

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2024
5.000% due 11/01/2035	8,600	8,893
5.000% due 10/01/2055	750	791

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2025
5.000% due 01/01/2056	6,300	6,433

		64,190

ALASKA 0.3%

Municipality of Anchorage, Alaska Solid Waste Services Revenue Bonds, Series 2022
5.250% due 11/01/2062	5,450	5,593

ARIZONA 1.6%

Arizona Industrial Development Authority Revenue Bonds, Series 2021
6.000% due 07/01/2051 ^(c)	1,500	45

Arizona Industrial Development Authority Revenue Bonds, Series 2025
2.000% due 01/01/2059 (e)	1,451	254
5.000% due 01/01/2059 (e)	2,484	1,355

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2025	39

Consolidated Schedule of Investments PIMCO Flexible Municipal Income  Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.125% due 01/01/2059	$10,228	$8,717

Arizona Industrial Development Authority Revenue Notes, Series 2021
5.500% due 07/01/2031 ^(c)	325	10
Chandler Industrial Development Authority, Arizona Revenue Bonds, Series 2019
4.000% due 06/01/2049	8,800	8,783

Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2020
5.000% due 07/01/2049 ^(c)	1,500	1,050

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 01/01/2041	2,180	1,983

Maricopa County, Arizona Industrial Development Authority Revenue Notes, Series 2016
3.500% due 07/01/2026	535	530

Salt Verde Financial Corp. Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2037	3,000	3,128

		25,855

CALIFORNIA 11.8%

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
5.300% due 10/01/2047 (e)	4,500	2,567
5.400% due 10/01/2050 (e)	2,000	1,115

Burbank-Glendale-Pasadena Airport Authority Brick Campaign, California Revenue Bonds, (AGM Insured), Series 2024
4.375% due 07/01/2049	5,250	4,764

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	3,905	3,883

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.250% due 11/01/2054	2,000	2,120
5.500% due 10/01/2054	2,485	2,666

California Community Choice Financing Authority Revenue Bonds, Series 2024
5.000% due 05/01/2054	5,000	5,271
5.000% due 02/01/2055	8,000	8,504

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 02/01/2056	7,010	3,446

California Community Housing Agency Revenue Bonds, Series 2022
4.500% due 08/01/2052	2,500	1,910

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
0.000% due 06/01/2055 (d)	5,200	929

California Health Facilities Financing Authority Revenue Bonds, Series 2024
5.250% due 12/01/2044	1,750	1,760

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Health Facilities Financing Authority Revenue Bonds, Series 2025
5.000% due 10/01/2050 (b)	$2,800	$3,015
5.250% due 10/01/2050 (b)	4,000	4,417

California Housing Finance Agency Revenue Bonds, Series 2024
5.970% due 11/01/2053	5,300	5,347

California Housing Finance Revenue Bonds, Series 2024
6.000% due 03/01/2053	12,300	12,433
7.000% due 03/01/2053	3,250	3,101

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
0.000% due 01/01/2061 (d)	2,900	211

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2025
9.500% due 01/01/2065	7,600	7,206

California Municipal Finance Authority Revenue Bonds, Series 2018
5.000% due 12/31/2043	1,000	977

California Municipal Finance Authority Revenue Bonds, Series 2020
5.000% due 07/01/2052	1,000	856

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 11/01/2036	3,655	3,367

California Municipal Finance Authority Revenue Bonds, Series 2024
6.000% due 01/01/2039	7,000	7,091

California Municipal Finance Authority Revenue Notes, Series 2021
3.637% due 07/01/2030	1,445	1,297

California Pollution Control Financing Authority Revenue Bonds, Series 2019
7.500% due 12/01/2039 ^(c)	2,451	0

California State General Obligation Bonds, Series 2015
3.875% due 12/01/2030	2,710	2,684

CMFA Special Finance Agency VIII, California Revenue Bonds, Series 2021
4.000% due 08/01/2047	2,780	2,435

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	5,455	4,613
4.000% due 12/01/2045	3,500	2,658

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
3.400% due 10/01/2046	790	597
4.000% due 02/01/2057	5,500	3,980

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2022
4.300% due 07/01/2059	5,000	3,892
4.750% due 09/01/2062 (e)	11,000	6,713
5.000% due 09/01/2037	2,390	2,366

40	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Firebaugh, California Revenue Notes, Series 2019
2.050% due 08/01/2029	$950	$868

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (d)	69,295	7,348
3.714% due 06/01/2041	2,970	2,274
3.850% due 06/01/2050	5,290	4,816
4.214% due 06/01/2050	1,100	793

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2051	1,900	1,873

Inland Empire Tobacco Securitization Corp. California Revenue Bonds, Series 2019
3.678% due 06/01/2038	2,330	2,236

Irvine Facilities Financing Authority, California Special Tax Bonds, (BAM Insured), Series 2023
0.000% due 09/01/2050 (d)	1,250	359

Long Beach, California Senior Airport Revenue Refunding Bonds, (AGM Insured), Series 2022
5.250% due 06/01/2047	2,000	2,021

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
4.000% due 05/15/2048	4,000	3,646

Los Angeles Department of Airports, California Revenue Bonds, Series 2025
5.000% due 05/15/2036	9,210	9,890

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2007
2.500% due 05/15/2032	12,945	12,945

Rio Hondo Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2046 (d)	4,000	1,416

River Islands Public Financing Authority, California Special Tax, Series 2022
5.750% due 09/01/2052	3,000	3,072

Sacramento, California Special Tax Bonds, Series 2021
4.000% due 09/01/2050	1,000	828

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2021
5.000% due 07/01/2034	6,385	6,749

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2016
5.000% due 05/01/2041	7,500	7,500

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (d)	28,500	4,373
4.000% due 06/01/2049	1,750	1,490

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
0.000% due 06/01/2054 (d)	1,000	201
5.000% due 06/01/2048	1,150	1,093

		193,982

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COLORADO 3.9%

Aurora Highlands Community Authority Board, Colorado Revenue Bonds, Series 2021
5.750% due 12/01/2051	$4,000	$3,678

Bradley Heights Metropolitan District No 2, Colorado General Obligation Bonds, Series 2021
4.750% due 12/01/2051	6,250	4,723

Centerra Metropolitan District No 1, Colorado Tax Allocation Bonds, Series 2017
5.000% due 12/01/2037	4,500	4,500

Clear Creek Transit Metropolitan District No 2, Colorado General Obligation Bonds, Series 2021
5.000% due 12/01/2050	700	498
7.900% due 12/15/2050	1,125	1,084

Colorado Bridge & Tunnel Enterprise Revenue Bonds, (AGM Insured), Series 2024
5.000% due 12/01/2041	1,000	1,048
5.000% due 12/01/2042	1,000	1,039
5.000% due 12/01/2043	1,000	1,033
5.000% due 12/01/2044	1,000	1,028

Colorado Health Facilities Authority Revenue Bonds, Series 2018
4.000% due 11/15/2048	4,055	3,491

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	1,000	838

Colorado Health Facilities Authority Revenue Bonds, Series 2022
5.500% due 11/01/2047	4,000	4,105

Colorado International Center Metropolitan District No 7, General Obligation Bonds, Series 2021
5.250% due 12/01/2051 (e)	6,375	4,904

Colorado State Certificates of Participation Bonds, Series 2017
4.000% due 03/15/2042	3,000	2,758

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2022
5.875% due 12/01/2052	9,250	9,297

Dominion Water & Sanitation District, Colorado Revenue Notes, Series 2022
5.000% due 12/01/2027	1,659	1,666
5.250% due 12/01/2032	3,170	3,213

Harvest Crossing Metropolitan District No 4, Colorado General Obligation Bonds, Series 2022
7.250% due 12/01/2052	2,500	2,511

Longs Peak Metropolitan District, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	2,500	2,330

Reunion Metropolitan District, Colorado Revenue Bonds, Series 2021
3.625% due 12/01/2044	5,132	3,595

Senac South Metropolitan District No 1, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	2,915	2,543

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2025	41

Consolidated Schedule of Investments PIMCO Flexible Municipal Income  Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Third Creek Metropolitan District No 1, Colorado General Obligation Bonds, Series 2022
4.750% due 12/01/2051	$1,000	$750

Transport Metropolitan District No 3, Colorado General Obligation Bonds, Series 2021
5.000% due 12/01/2051	500	371

Vail Home Partners Corp. Colorado Revenue Bonds, Series 2025
5.875% due 10/01/2055	2,500	2,501

Village Metropolitan District, Colorado General Obligation Bonds, Series 2020
5.000% due 12/01/2040	1,000	986

		64,490

DELAWARE 1.9%

Affordable Housing Opportunities Trust, Delaware Revenue Bonds, Series 2022
3.956% due 04/01/2039	4,655	4,625
4.037% due 04/01/2039	21,460	19,482
7.120% due 04/01/2039	3,785	3,464
7.570% due 04/01/2039	865	827

Delaware State Economic Development Authority Revenue Bonds, Series 2020
1.250% due 10/01/2045	2,500	2,476

		30,874

DISTRICT OF COLUMBIA 0.7%

District of Columbia Income Tax Revenue Bonds, Series 2025
5.000% due 06/01/2042	4,750	5,011

Metropolitan Washington Airports Authority Aviation, District of Columbia Revenue Bonds, Series 2018
5.000% due 10/01/2038	3,200	3,238

Washington Metropolitan Area Transit Authority Dedicated, District of Columbia Revenue Bonds, Series 2024
5.000% due 07/15/2056	3,300	3,329

		11,578

FLORIDA 4.7%

Avenir Community Development District, Florida Special Assessment Bonds, Series 2023
5.375% due 05/01/2043	3,440	3,412

Capital Projects Finance Authority, Florida Revenue Bonds, Series 2020
5.000% due 10/01/2031	1,500	1,581
5.000% due 10/01/2032	1,350	1,415

Capital Projects Finance Authority, Florida Revenue Notes, Series 2020
5.000% due 10/01/2030	1,600	1,695

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2018
5.000% due 07/01/2033 ^(c)	$500	$113
5.000% due 07/01/2043 ^(c)	250	4
5.250% due 07/01/2048 ^(c)	250	4

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2020
0.000% due 01/01/2035 (d)	2,475	1,403

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2021
0.000% due 01/01/2061 (d)	5,560	391

Capital Trust Authority, Florida Revenue Bonds, Series 2023
6.375% due 06/15/2058	3,580	3,635

Charlotte County Industrial Development Authority, Florida Revenue Bonds, Series 2021
4.000% due 10/01/2041	500	436
4.000% due 10/01/2051	2,500	1,955

Collier County, Florida Industrial Development Authority Revenue Bonds, (AGM Insured), Series 2024
5.000% due 10/01/2054	2,500	2,502

Crosswinds East Community Development District, Florida Special Assessment Bonds, Series 2024
5.500% due 05/01/2044	1,000	986

Florida Development Finance Corp. Revenue Bonds, (AGM Insured), Series 2024
5.000% due 07/01/2044	5,000	4,970
5.250% due 07/01/2053	3,250	3,247

Florida Development Finance Corp. Revenue Bonds, Series 2024
5.000% due 07/01/2041	4,565	4,161

Florida Higher Educational Facilities Financing Authority Revenue Bonds, Series 2025
6.000% due 07/01/2045 (b)	4,900	4,889

Gas Worx Community Development District, Florida Special Assessment Bonds, Series 2025
5.750% due 05/01/2045	1,000	993

Gas Worx Community Development District, Florida Special Assessment Notes, Series 2025
4.625% due 05/01/2030	345	349

Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2040	5,000	5,000

Hamilton Bluff Community Development District, Florida Special Assessment Bonds, Series 2024
5.800% due 05/01/2054	1,000	961

Hernando County, Florida Revenue Bonds, Series 2022
5.250% due 06/01/2052	2,000	2,033

Miami-Dade County, Florida Aviation Revenue Bonds, Series 2024
5.000% due 10/01/2035	7,000	7,472

42	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Miami-Dade County, Florida Aviation Revenue Bonds, Series 2025
5.000% due 10/01/2050	$5,000	$5,063

Miami-Dade County, Florida Educational Facilities Authority Revenue Bonds, Series 2024
5.000% due 04/01/2046	6,635	6,656

Midtown Miami Community Development District, Florida Special Assessment Bonds, Series 2014
5.000% due 05/01/2029	1,230	1,231

Newfield Community Development District, Florida Special Assessment Bonds, Series 2025
5.625% due 05/01/2045	1,800	1,782

Orange County, Florida Health Facilities Authority Revenue Bonds, Series 2024
5.000% due 08/01/2047	1,090	1,063

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2035 (d)	1,250	812

Polk County, Florida Industrial Development Authority Revenue Bonds, Series 2020
5.875% due 01/01/2033 ^(c)	2,025	1,175

Reflection Bay Community Development District, Florida Special Assessment Bonds, Series 2025
5.625% due 05/01/2045	745	734

Reflection Bay Community Development District, Florida Special Assessment Notes, Series 2025
4.500% due 05/01/2030	330	333

Rivers Edge III Community Development District, Florida Special Assessment Bonds, Series 2025
5.750% due 05/01/2045	350	351

St Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2021
4.000% due 12/15/2036	1,000	893

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2037 (d)	800	460
0.000% due 09/01/2040 (d)	1,000	477
0.000% due 09/01/2041 (d)	1,000	445

Tampa-Hillsborough County, Florida Expressway Authority Revenue Bonds, Series 2017
4.000% due 07/01/2042	2,450	2,234

Village Community Development District No. 15, Florida Special Assessment Notes, Series 2023
4.250% due 05/01/2028	385	389

		77,705

GEORGIA 4.3%

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
7.000% due 01/01/2040 ^(c)	400	208

Atlanta Development Authority, Georgia Revenue Bonds, Series 2024
6.500% due 12/15/2048 (e)	5,200	4,548

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Atlanta Development Authority, Georgia Tax Allocation Notes, Series 2024
5.000% due 04/01/2034	$700	$702

Atlanta, Georgia Airport Passenger Facility Charge Revenue Bonds, Series 2019
4.000% due 07/01/2036	3,000	2,979

Bartow County, Georgia Development Authority Revenue Bonds, Series 1997
1.800% due 09/01/2029	2,800	2,497

Burke County, Georgia Development Authority Revenue Bonds, Series 2017
4.125% due 11/01/2045	5,000	4,401

Columbia County Hospital Authority, Georgia Revenue Bonds, Series 2023
5.125% due 04/01/2053	4,360	4,362

Fulton County, Georgia Residential Care Facilities for the Elderly Authority Revenue Bonds, Series 2021
4.000% due 04/01/2056	2,000	1,486

Housing Authority of Douglas County, Georgia Revenue Bonds, Series 2025
5.100% due 02/01/2044	1,550	1,563

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2022
4.000% due 09/01/2052	6,350	6,382
5.000% due 12/01/2052	15,500	16,095

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2023
5.000% due 12/01/2053	7,600	8,012

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2024
5.000% due 05/01/2054	2,000	2,115

Municipal Electric Authority of Georgia Revenue Bonds, Series 2019
5.000% due 01/01/2049	6,000	5,939

Municipal Electric Authority of Georgia Revenue Bonds, Series 2022
4.500% due 07/01/2063	8,000	7,360

Municipal Electric Authority of Georgia Revenue Bonds, Series 2024
5.000% due 01/01/2040	1,250	1,308

		69,957

GUAM 0.1%

Guam Department of Education Certificates of Participation Notes, Series 2020
4.250% due 02/01/2030	1,500	1,488

IDAHO 0.2%

Idaho Housing & Finance Association Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2024
4.600% due 01/01/2049	2,390	2,311

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2025	43

Consolidated Schedule of Investments PIMCO Flexible Municipal Income  Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spring Valley Community Infrastructure District No 1, Idaho Special Assessment Bonds, Series 2021
3.750% due 09/01/2051	$1,787	$1,604

		3,915

ILLINOIS 5.9%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2017
5.000% due 01/01/2047	2,085	2,053
5.000% due 01/01/2052	1,000	997

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2022
5.250% due 01/01/2056	1,000	1,014

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2024
5.000% due 01/01/2037	2,000	2,108
5.000% due 01/01/2038	2,250	2,354

Chicago Transit Authority Sales Tax Receipts Fund, Illinois Revenue Bonds, Series 2024
5.000% due 12/01/2049	3,750	3,754

Chicago, Illinois Certificates of Participation Bonds, Series 2016
5.000% due 03/15/2034	1,484	1,485

Chicago, Illinois General Obligation Bonds, Series 2019
5.500% due 01/01/2035	1,840	1,910

Cook County, Illinois School District No 28 General Obligation Bonds, Series 2025
5.250% due 12/01/2047 (b)	1,730	1,782

Du Page & Will Counties Community School District No 204 Indian Prairie, Illinois General Obligation Bonds, Series 2025
5.000% due 01/15/2040 (b)	3,000	3,197

Gilberts Special Service Area No 25, Illinois Special Tax Bonds, Series 2018
6.000% due 03/01/2048	4,913	4,649

Illinois Finance Authority Revenue Bonds, Series 2017
4.800% due 12/01/2043	2,000	2,026
5.125% due 02/15/2045 ^(c)	223	2

Illinois Finance Authority Revenue Bonds, Series 2018
5.000% due 05/15/2043	1,500	1,481

Illinois Finance Authority Revenue Bonds, Series 2019
5.000% due 11/01/2035 ^(c)	2,100	1,365

Illinois Finance Authority Revenue Bonds, Series 2020
3.510% due 05/15/2041	2,070	1,617
4.000% due 08/15/2039	5,370	4,993
4.000% due 08/15/2040	3,500	3,209

Illinois Finance Authority Revenue Bonds, Series 2025
5.000% due 08/15/2044	8,500	8,891

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois Finance Authority Revenue Notes, Series 2024
5.000% due 11/15/2034	$1,500	$1,618

Illinois Sales Tax State Revenue Bonds, Series 2013
5.000% due 06/15/2026	3,215	3,226

Illinois Sales Tax State Revenue Bonds, Series 2025
5.000% due 06/15/2038	5,000	5,358

Illinois Sales Tax State Revenue Notes, Series 2021
5.000% due 06/15/2031	2,000	2,185

Illinois State General Obligation Bonds, Series 2016
4.000% due 06/01/2037	1,400	1,309

Illinois State General Obligation Bonds, Series 2020
4.000% due 10/01/2034	3,400	3,345

Illinois State General Obligation Bonds, Series 2023
5.000% due 12/01/2043	7,200	7,266

Illinois State General Obligation Bonds, Series 2024
5.000% due 05/01/2035	8,150	8,787
5.250% due 05/01/2045	6,000	6,103

Illinois State General Obligation Notes, Series 2020
5.500% due 05/01/2030	4,500	4,764

Metropolitan Pier & Exposition Authority, Illinois Revenue Bonds, (NPFGC Insured), Series 2002
0.000% due 12/15/2037 (d)	2,000	1,139

Sales Tax Securitization Corp. Illinois Revenue Bonds, Series 2018
4.000% due 01/01/2048	1,850	1,582

Sales Tax Securitization Corp. Illinois Revenue Notes, Series 2020
5.000% due 01/01/2029	1,500	1,595

		97,164

INDIANA 2.5%

Indiana Finance Authority Revenue Bonds, (AGC Insured), Series 2025
5.928% due 07/01/2053	3,655	3,514

Indiana Finance Authority Revenue Bonds, Series 2012
3.000% due 11/01/2030	5,600	5,448
4.250% due 11/01/2030	4,250	4,332

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039 ^(c)	10,490	1,577

Indiana Finance Authority Revenue Bonds, Series 2024
5.000% due 07/01/2054	1,000	957

Indiana Finance Authority Revenue Notes, Series 2021
1.400% due 08/01/2029	2,000	1,788

Indiana Housing & Community Development Authority Revenue Bonds, Series 2016
6.250% due 07/01/2056	3,000	2,839

44	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Indianapolis Local Public Improvement Bond Bank, Indiana Revenue Bonds, Series 2023
6.125% due 03/01/2057	$3,335	$3,457

Indianapolis, Indiana Revenue Bonds, Series 2016
6.250% due 07/01/2056	3,000	2,847

Mount Vernon, Indiana Revenue Bonds, Series 2015
4.250% due 09/01/2055	1,150	1,162

Warrick County, Indiana Revenue Bonds, Series 2015
4.250% due 09/01/2055	1,000	1,011

Whiting, Indiana Revenue Bonds, Series 2016
4.400% due 03/01/2046	12,500	12,700

		41,632

IOWA 0.5%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	1,200	1,282

Iowa Finance Authority Revenue Bonds, Series 2022
8.000% due 01/01/2042	5,640	4,842

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2021
0.000% due 06/01/2065 (d)	14,460	2,118

		8,242

KANSAS 0.2%

Colby, Kansas Revenue Notes, Series 2024
5.500% due 07/01/2026	3,300	3,308

KENTUCKY 0.8%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2016
6.000% due 11/15/2036	685	539

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2021
5.000% due 07/01/2050	4,000	3,185

Kentucky Economic Development Finance Authority Revenue Notes, Series 2021
4.250% due 07/01/2031	1,380	1,313

Kentucky Public Energy Authority Revenue Bonds, Series 2022
4.141% due 08/01/2052 ~	3,900	3,888

Kentucky Public Energy Authority Revenue Bonds, Series 2024
5.000% due 01/01/2055	1,750	1,850

Kentucky Public Energy Authority Revenue Bonds, Series 2025
5.250% due 06/01/2055	1,500	1,586

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
4.000% due 11/01/2034	1,250	1,257

		13,618

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOUISIANA 0.8%

Louisiana Stadium and Exposition District Revenue Bonds, Series 2023
5.000% due 07/01/2042	$2,565	$2,636

New Orleans Aviation Board, Louisiana Revenue Bonds, Series 2024
5.000% due 01/01/2037	4,450	4,685
5.000% due 01/01/2038	4,000	4,161

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.350% due 10/01/2040	2,200	2,363

		13,845

MARYLAND 0.4%

Maryland Economic Development Corp. Tax Allocation Bonds, Series 2020
4.000% due 09/01/2050	2,500	2,015

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2021
3.762% due 01/01/2043	2,000	1,450
4.000% due 06/01/2036	200	189

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2025
5.000% due 07/01/2045	2,100	2,302

		5,956

MASSACHUSETTS 1.2%

Commonwealth of Massachusetts General Obligation Bonds, Series 2017
4.000% due 02/01/2041	2,000	1,917

Commonwealth of Massachusetts General Obligation Bonds, Series 2022
5.250% due 10/01/2047	9,000	9,431

Massachusetts Development Finance Agency Revenue Bonds, Series 2018
5.000% due 07/01/2048	6,000	5,863

Massachusetts Development Finance Agency Revenue Bonds, Series 2025
6.000% due 07/01/2050	2,000	2,105

		19,316

MICHIGAN 2.4%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	10,133	7,929

Detroit, Michigan General Obligation Bonds, Series 2023
6.000% due 05/01/2039	1,400	1,551

Detroit, Michigan Sewage Disposal System Revenue Bonds, (AGM Insured), Series 2006
3.655% due 07/01/2032 ~	2,930	2,892

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2025	45

Consolidated Schedule of Investments PIMCO Flexible Municipal Income  Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2045 (d)	$5,000	$1,333
0.000% due 06/01/2065 (d)	30,650	3,021
5.000% due 06/01/2040	4,895	4,957

Michigan Finance Authority Revenue Bonds, Series 2021
5.000% due 05/01/2046	1,100	812

Michigan Finance Authority Revenue Bonds, Series 2024
4.125% due 02/29/2044	700	643
5.250% due 02/28/2043	1,375	1,418

Michigan State Hospital Finance Authority Revenue Bonds, Series 2025
5.000% due 08/15/2055	7,000	7,549

Michigan State Housing Development Authority Revenue Bonds, Series 2024
6.250% due 06/01/2055	1,800	1,976

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (d)	38,000	4,967

		39,048

MINNESOTA 0.6%

Duluth Economic Development Authority, Minnesota Revenue Bonds, Series 2018
5.000% due 02/15/2048	1,515	1,515

Minneapolis, Minnesota Revenue Bonds, Series 2018
5.000% due 11/15/2049	2,000	1,958

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2022
5.000% due 01/01/2034	1,000	1,060
5.000% due 01/01/2036	1,900	1,988

Minnesota Housing Finance Agency Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2024
6.250% due 01/01/2055	1,700	1,889

St Cloud, Minnesota Revenue Bonds, Series 2019
5.000% due 05/01/2048	1,500	1,500

		9,910

MISSOURI 0.3%

Cape Girardeau County, Missouri Industrial Development Authority Revenue Bonds, Series 2021
4.000% due 03/01/2046	1,400	1,246

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
4.000% due 02/15/2044	2,200	1,936

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Missouri Housing Development Commission Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2025
6.250% due 05/01/2056 (b)	$1,400	$1,553

		4,735

MULTI-STATE 2.7%

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2022
3.125% due 09/25/2036	1,911	1,766

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
4.033% due 12/25/2036	10,257	10,267
4.143% due 01/25/2040 ~	7,842	7,546
4.552% due 08/25/2040 ~	10,492	10,618

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2024
4.615% due 08/25/2041 ~(f)	6,869	7,058
4.685% due 10/25/2040	6,250	6,375

		43,630

NEVADA 0.4%

Las Vegas, Nevada Revenue Bonds, Series 2016
4.375% due 06/15/2035	2,235	2,137

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (d)	25,500	3,810

		5,947

NEW HAMPSHIRE 2.6%

New Hampshire Business Finance Authority Revenue Bonds, Series 2023
4.837% due 07/20/2036	8,412	8,221

New Hampshire Business Finance Authority Revenue Bonds, Series 2024
0.595% due 08/20/2039 (a)	7,846	311

New Hampshire Business Finance Authority Revenue Bonds, Series 2025
4.168% due 01/20/2041 ~	8,781	8,347

New Hampshire Business Finance Authority Revenue Notes, Series 2022
4.000% due 12/01/2028	4,050	4,078

New Hampshire Business Finance Authority Revenue Notes, Series 2023
5.087% due 07/20/2027	5,238	5,329

New Hampshire Housing Finance Authority Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2024
6.500% due 07/01/2055	5,395	6,048

New Hampshire National Finance Authority Affordable Housing, Series 2024
4.150% due 10/20/2040	10,110	9,777

		42,111

46	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW JERSEY 1.2%

Atlantic City, New Jersey General Obligation Bonds, Series 2015
6.375% due 03/01/2030	$755	$756

New Jersey Economic Development Authority Revenue Bonds, Series 2021
4.000% due 06/15/2040	1,000	923

New Jersey Economic Development Authority Revenue Bonds, Series 2022
5.000% due 11/01/2036	2,500	2,657

New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
5.750% due 04/01/2031	5,000	4,955

New Jersey Housing & Mortgage Finance Agency Revenue Bonds, Series 2025
6.500% due 04/01/2056 (b)	2,000	2,240

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2010
0.000% due 12/15/2032 (d)	2,000	1,531

Tobacco Settlement Financing Corp. New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2046	2,500	2,412

Union County, New Jersey Improvement Authority Revenue Bonds, Series 2021
8.500% due 06/01/2041	5,000	3,407

		18,881

NEW MEXICO 0.5%

Farmington, New Mexico Revenue Bonds, Series 2005
1.800% due 04/01/2029	8,440	7,743

NEW YORK 10.2%

Albany City School District, New York General Obligation Notes, Series 2025
4.000% due 06/25/2026	4,000	4,034

Build NYC Resource Corp. New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	6,930	6,119

Build NYC Resource Corp. New York Revenue Notes, Series 2022
5.000% due 06/01/2032	200	204

Long Island Power Authority, New York Revenue Bonds, Series 2021
1.500% due 09/01/2051	2,560	2,503

Monroe County, New York Industrial Development Agency Revenue Bonds, (FNMA Insured), Series 2023
4.720% due 01/01/2044	1,800	1,785

New York City, New York General Obligation Bonds, Series 2012
3.900% due 04/01/2042	30,835	30,835

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2013
4.000% due 06/15/2050	$18,760	$18,760

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2023
5.250% due 06/15/2048	3,200	3,326

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2021
4.000% due 08/01/2039	1,000	969

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2023
5.250% due 05/01/2048	5,000	5,192

New York City, New York Industrial Development Agency Revenue Bonds, (FGIC Insured), Series 2006
3.191% due 03/01/2026	3,000	2,985

New York County, New York Tobacco Trust Revenue Bonds, Series 2005
0.000% due 06/01/2055 (d)	26,000	2,064
0.000% due 06/01/2060 (d)	90,000	3,591

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	10,000	9,791
5.375% due 11/15/2040	4,500	4,500

New York State Dormitory Authority Revenue Bonds, Series 2020
4.000% due 02/15/2047	4,250	3,787

New York State Dormitory Authority Revenue Bonds, Series 2025
5.000% due 07/01/2036	1,000	1,089
5.000% due 07/01/2040	2,165	2,266
5.000% due 07/01/2042	3,040	3,114

New York State Urban Development Corp. Revenue Bonds, Series 2023
5.000% due 03/15/2037	5,800	6,367
5.000% due 03/15/2053	1,000	1,013

New York Transportation Development Corp. Revenue Bonds, (AGC Insured) ,Series 2024
5.250% due 12/31/2054	7,000	7,011

New York Transportation Development Corp. Revenue Bonds, (AGM Insured), Series 2023
5.125% due 06/30/2060	5,000	4,916

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2036	500	504

New York Transportation Development Corp. Revenue Bonds, Series 2020
5.250% due 08/01/2031	2,115	2,163

New York Transportation Development Corp. Revenue Bonds, Series 2023
6.000% due 04/01/2035	3,400	3,700

New York Transportation Development Corp. Revenue Bonds, Series 2024
5.500% due 06/30/2060	7,000	7,004

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2025	47

Consolidated Schedule of Investments PIMCO Flexible Municipal Income  Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Transportation Development Corp. Revenue Notes, Series 2018
5.000% due 01/01/2027	$5,000	$5,074

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	8,000	7,866

New York Transportation Development Corp. Revenue Notes, Series 2021
2.250% due 08/01/2026	1,325	1,304

Port Authority of New York & New Jersey Revenue Bonds, Series 1994
6.125% due 06/01/2094	2,000	2,003

Port Authority of New York & New Jersey Revenue Bonds, Series 2022
5.500% due 08/01/2052	2,000	2,060

Suffolk Tobacco Asset Securitization Corp. New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (d)	62,170	5,534

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2025
5.000% due 12/01/2043	1,250	1,305
5.000% due 12/01/2044	2,000	2,074

Yonkers Economic Development Corp. New York Revenue Bonds, Series 2019
5.000% due 10/15/2054	930	835

		167,647

NORTH CAROLINA 1.3%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2007
4.000% due 01/15/2038	7,345	7,345

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2021
3.850% due 01/15/2042	8,600	8,600

North Carolina Housing Finance Agency Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2024
6.250% due 01/01/2055	1,800	1,995
6.250% due 07/01/2055	3,300	3,619

		21,559

NORTH DAKOTA 0.0%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
6.625% due 12/15/2031 ^(c)	1,500	0
7.000% due 12/15/2043 ^(c)	1,000	0

		0

OHIO 5.3%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (d)	100,765	9,377
5.000% due 06/01/2055	21,000	17,929

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cleveland-Cuyahoga County, Ohio Port Authority Tax Allocation Bonds, Series 2021
4.000% due 12/01/2055	$945	$716

Columbus Regional Airport Authority, Ohio Revenue Bonds, Series 2025
5.500% due 01/01/2055	2,000	2,066

Cuyahoga County, Ohio Revenue Bonds, Series 2017
5.000% due 02/15/2057	2,705	2,499

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, Series 2019
5.000% due 12/01/2044	1,000	933

Franklin County, Ohio Revenue Bonds, Series 2022
4.000% due 11/01/2042	8,940	8,940

Geisinger Authority, Ohio Revenue Bonds, Series 2017
4.000% due 02/15/2047	13,000	11,127

Kent State University, Ohio Revenue Bonds, Series 2022
5.000% due 05/01/2034	1,425	1,568

Montgomery County, Ohio Revenue Bonds, Series 2018
6.250% due 04/01/2049 ^(c)	2,559	32

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	1,000	941

Ohio Air Quality Development Authority Revenue Bonds, Series 2015
4.250% due 11/01/2040	2,000	2,023

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	13,350	11,843

Ohio Air Quality Development Authority Revenue Bonds, Series 2022
4.250% due 11/01/2039	5,045	5,100

Ohio Housing Finance Agency Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2024
6.250% due 03/01/2055	9,395	10,315

Ohio Housing Finance Agency Revenue Bonds, Series 2025
6.375% due 01/01/2045	1,000	1,004

Port of Greater Cincinnati Development Authority, Ohio Revenue Bonds, Series 2025
6.500% due 01/01/2045	1,000	1,009

		87,422

OKLAHOMA 0.4%

Oklahoma Development Finance Authority Revenue Bonds, Series 2019
4.000% due 08/01/2036	1,230	1,152

Tulsa Municipal Airport Trust Trustees, Oklahoma Revenue Bonds, Series 2025
6.250% due 12/01/2040	5,500	5,974

		7,126

48	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OREGON 0.1%

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2018
5.000% due 05/15/2052	$355	$310

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2020
5.375% due 11/15/2055	750	690

		1,000

PENNSYLVANIA 4.9%

Berks County, Pennsylvania Municipal Authority Revenue Bonds, Series 2024
7.000% due 06/30/2039	7,825	6,872

Berks County, Pennsylvania Municipal Authority Revenue Notes, Series 2024
6.000% due 06/30/2034	770	815
8.000% due 06/30/2034	1,539	1,572

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	1,725	1,879

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, (AGM Insured), Series 2018
4.000% due 06/01/2039	2,085	1,950

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 04/01/2050	7,000	5,911

Lehigh County, Pennsylvania Revenue Bonds, Series 2019
3.020% due 08/15/2038 ~(f)	2,855	2,817

Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2019
2.450% due 12/01/2039	2,000	1,779

Mercer County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2020
6.125% due 10/01/2050	2,185	1,552

Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2023
4.450% due 10/01/2034	5,000	5,133

Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2024
5.000% due 11/01/2044	1,300	1,244

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2022
4.000% due 05/01/2039	1,375	1,295

Moon Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2015
5.750% due 07/01/2035	3,000	2,751
6.000% due 07/01/2045	5,000	4,341

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania Economic Development Financing Authority Revenue Bonds, (AGM Insured), Series 2022
5.750% due 12/31/2062	$2,000	$2,076

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
5.250% due 12/01/2038	2,000	2,014

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2015
5.000% due 12/31/2030	6,695	6,750
5.000% due 12/31/2038	1,150	1,147

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2019
3.000% due 04/01/2039	3,000	2,499

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2022
5.250% due 06/30/2053	500	500
5.500% due 06/30/2040	5,000	5,236

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2023
5.000% due 07/01/2042	2,000	2,020

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2025
5.450% due 01/01/2051	390	398

Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2024
5.250% due 11/01/2039	5,000	5,351
5.250% due 11/01/2040	1,500	1,594

Pennsylvania Housing Finance Agency Revenue Bonds, Series 2024
6.000% due 10/01/2054	2,085	2,256
6.250% due 10/01/2054	1,100	1,203

Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.750% due 12/01/2037 (e)	5,665	5,459

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.500% due 12/01/2058	2,500	2,590

		81,004

PUERTO RICO 8.5%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (d)	87,500	4,829

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	9,672	5,960
0.000% due 11/01/2051	46,197	29,220

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
5.625% due 07/01/2027	2,758	2,839

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040	17,866	17,127

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2025	49

Consolidated Schedule of Investments PIMCO Flexible Municipal Income  Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Puerto Rico Electric Power Authority Revenue Bonds, Series 2010
5.250% due 07/01/2026 ^(c)	$10,600	$5,167
5.250% due 07/01/2030 ^(c)	300	146
5.250% due 07/01/2040 ^(c)	3,000	1,463

Puerto Rico Electric Power Authority Revenue Bonds, Series 2012
5.000% due 07/01/2029 ^(c)	25,700	12,529

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (d)	63,970	20,381
0.000% due 07/01/2051 (d)	105,489	24,664
5.000% due 07/01/2058	8,130	7,655

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	3,000	2,818
4.550% due 07/01/2040	4,493	4,311

		139,109

RHODE ISLAND 0.8%

Rhode Island Health & Educational Building Corp. Revenue Bonds, Series 2024
5.250% due 05/15/2054	3,650	3,624

Tobacco Settlement Financing Corp. Rhode Island Revenue Bonds, Series 2007
0.000% due 06/01/2052 (d)	1,700	295

Tobacco Settlement Financing Corp. Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2050	10,000	9,915

		13,834

SOUTH CAROLINA 0.6%

Charleston County, South Carolina Airport District Revenue Bonds, Series 2024
5.250% due 07/01/2049	3,500	3,562

Patriots Energy Group Financing Agency, South Carolina Revenue Bonds, Series 2023
5.250% due 02/01/2054	3,100	3,330

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2021
6.500% due 06/01/2051 ^(c)	500	55

South Carolina Public Service Authority Revenue Bonds, Series 2025
5.000% due 12/01/2045	2,000	2,028

		8,975

TENNESSEE 2.1%

Memphis-Shelby County, Tennessee Industrial Development Board Tax Allocation Bonds, Series 2017
5.500% due 07/01/2037	1,420	1,045
5.625% due 01/01/2046	1,900	1,248

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, Series 2023
4.875% due 10/01/2038	$4,955	$4,982

Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, Series 2024
3.250% due 10/01/2045	5,300	5,299

Metropolitan Government of Nashville & Davidson County, Tennessee Industrial Development Board Special Assessment Bonds, Series 2021
0.000% due 06/01/2043 (d)	1,915	750

Tennergy Corp. Tennessee Revenue Bonds, Series 2021
4.000% due 12/01/2051	10,185	10,245

Tennergy Corp. Tennessee Revenue Bonds, Series 2022
5.500% due 10/01/2053	5,750	6,038

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2021
5.000% due 05/01/2052	5,000	5,270

		34,877

TEXAS 7.2%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045 ^(c)	2,675	267
12.000% due 12/01/2045 ^(c)	9,000	1,078

Arlington Higher Education Finance Corp. Texas Revenue Bonds, (PSF Insured), Series 2024
4.125% due 08/15/2054	1,600	1,378

Austin Housing Finance Corp. Texas Revenue Bonds, Series 2024
3.400% due 11/01/2042	1,750	1,766

Barbers Hill Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2024
4.250% due 02/15/2054	2,000	1,799

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2019
7.000% due 03/01/2039 ^(c)	965	579
9.000% due 03/01/2039 ^(c)	2,390	1,434

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2022
10.000% due 06/01/2042	2,812	2,109

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2023
12.000% due 06/01/2043	6,562	4,921

Calhoun County, Texas Navigation Industrial Development Authority Revenue Notes, Series 2021
3.625% due 07/01/2026	2,250	2,164
6.500% due 07/01/2026	2,750	2,602

50	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Clifton Higher Education Finance Corp. Texas Revenue Bonds, (PSF Insured), Series 2025
5.000% due 02/15/2041	$3,850	$3,996

Dallas Area Rapid Transit, Texas Revenue Bonds, Series 2021
4.000% due 12/01/2051	3,000	2,616

Dallas Housing Finance Corp. Texas Revenue Bonds, Series 2022
6.000% due 12/01/2062	3,000	2,698

Denton County, Texas Special Assessment Bonds, Series 2025
5.625% due 12/31/2055	2,700	2,727
5.875% due 12/31/2045	1,000	1,008

Fort Worth, Texas Water & Sewer System Revenue Bonds, Series 2025
5.000% due 02/15/2048 (b)	1,310	1,335

Garland Housing Finance Corp. Texas Revenue Bonds, (FNMA Insured), Series 2024
4.610% due 01/01/2043	1,100	1,080

Houston, Texas Airport System Revenue Bonds, Series 2015
5.000% due 07/15/2030	3,700	3,700

Houston, Texas Airport System Revenue Bonds, Series 2024
5.500% due 07/15/2035	5,000	5,228
5.500% due 07/15/2036	10,500	10,930
5.500% due 07/15/2037	2,500	2,599

Jarrell Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2023
5.000% due 02/15/2053	2,800	2,847

Lower Colorado River Authority, Texas Revenue Bonds, Series 2025
5.000% due 05/15/2050	1,000	1,011

Manor Housing Public Facility Corp. Texas Revenue Bonds, Series 2024
3.400% due 11/01/2042	2,550	2,555

Mission Economic Development Corp. Texas Revenue Bonds, Series 2024
4.000% due 06/01/2054	4,250	4,087

New Hope Cultural Education Facilities Finance Corp. Texas Revenue Bonds, Series 2016
4.000% due 07/01/2031 ^(c)	2,510	1,958
4.000% due 07/01/2036 ^(c)	2,065	1,864
5.000% due 07/01/2046 ^(c)	12,245	10,157

New Hope Cultural Education Facilities Finance Corp. Texas Revenue Bonds, Series 2017
5.000% due 07/01/2047 ^(c)	1,500	977

New Hope Cultural Education Facilities Finance Corp. Texas Revenue Bonds, Series 2019
4.000% due 12/01/2054	450	322
5.000% due 12/01/2054	250	215

Pilot Point, Texas Special Assessment Notes, Series 2025
5.000% due 09/15/2030	600	611

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 09/15/2035	$740	$753

Port Beaumont Navigation District, Texas Revenue Bonds, Series 2020
4.000% due 01/01/2050	6,000	4,599

Port Beaumont Navigation District, Texas Revenue Notes, Series 2021
2.500% due 01/01/2030	1,000	922

San Antonio Water System, Texas Revenue Bonds, Series 2015
4.000% due 05/15/2045	10,000	8,778

Texas Department of Housing & Community Affairs Revenue Bonds, (GNMA Insured), Series 2025
6.000% due 01/01/2056	5,000	5,536

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
4.519% due 12/15/2026 ~	3,000	3,001

Texas State University System Revenue Bonds, Series 2024
5.000% due 03/15/2043	3,750	3,895

Texas Water Development Board Revenue Bonds, Series 2022
5.000% due 10/15/2057	1,750	1,768

Texas Water Development Board Revenue Bonds, Series 2023
4.875% due 10/15/2048	5,000	5,055

		118,925

UTAH 1.0%

Downtown Revitalization Public Infrastructure District, Utah Revenue Notes, Series 2025
5.000% due 07/15/2035	3,150	3,162

Mida Cormont Public Infrastructure District, Utah General Obligation Bonds, Series 2025
6.250% due 06/01/2055	550	564
6.750% due 06/01/2055 (e)	1,350	1,100

Mida Mountain Village Public Infrastructure District, Utah Special Assessment Bonds, Series 2021
4.000% due 08/01/2050	2,000	1,646

Mida Mountain Village Public Infrastructure District, Utah Tax Allocation Bonds, Series 2024
5.750% due 06/15/2044	2,125	2,123
6.000% due 06/15/2054	4,000	4,024

Utah Housing Corp. Revenue Bonds, (GNMA/FNMA/FHLMC Insured), Series 2024
6.250% due 07/01/2055	3,085	3,439

		16,058

VIRGINIA 2.1%

Farms New Kent Community Development Authority, Virginia Special Assessment Bonds, Series 2021
3.750% due 03/01/2036	5,185	4,873

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2025	51

Consolidated Schedule of Investments PIMCO Flexible Municipal Income  Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Henrico County, Virginia Economic Development Authority Revenue Notes, Series 2025
5.000% due 11/01/2035	$5,000	$5,511

Lynchburg Economic Development Authority, Virginia Revenue Bonds, Series 2021
4.000% due 01/01/2041	455	423

Virginia Beach Development Authority Revenue Bonds, Series 2023
7.000% due 09/01/2053	3,500	3,831

Virginia Small Business Financing Authority Revenue Bonds, Series 2017
5.000% due 12/31/2056	7,135	6,684

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (d)	29,035	789
5.000% due 07/01/2034	7,610	6,737
7.500% due 07/01/2052 ^(c)	4,170	2,502

Virginia Small Business Financing Authority Revenue Bonds, Series 2025
5.000% due 06/15/2042	2,150	2,191
5.000% due 06/15/2043	1,445	1,465

		35,006

WASHINGTON 0.7%

Energy Northwest, Washington Revenue Bonds, Series 2025
5.000% due 07/01/2041	3,000	3,194

Washington State General Obligation Bonds, Series 2024
5.000% due 07/01/2035	2,750	3,111

Washington State Housing Finance Commission Revenue Bonds, Series 2018
5.000% due 07/01/2038	1,075	870

Washington State Housing Finance Commission Revenue Bonds, Series 2024
4.085% due 03/20/2040	4,579	4,304

Washington State Housing Finance Commission Revenue Bonds, Series 2025
7.000% due 07/01/2064	700	713

		12,192

WEST VIRGINIA 1.7%

Montgomery County, West Virginia Tax Allocation Bonds, Series 2023
5.750% due 06/01/2043	875	901
6.000% due 06/01/2053	1,315	1,355

Montgomery County, West Virginia Tax Allocation Notes, Series 2023
5.000% due 06/01/2033	395	408

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (d)	70,100	6,414

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2020
4.875% due 06/01/2049	$3,345	$3,070

West Virginia Economic Development Authority Revenue Bonds, Series 2025
4.625% due 04/15/2055	5,000	4,981
5.450% due 01/01/2055	5,660	5,777

West Virginia Hospital Finance Authority Revenue Bonds, Series 2023
5.750% due 09/01/2043	4,000	4,215

		27,121

WISCONSIN 4.8%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
6.750% due 08/01/2031	3,000	2,692
7.000% due 01/01/2050	1,000	1,028

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
6.375% due 01/01/2048 ^(c)	2,000	900

Public Finance Authority, Wisconsin Revenue Bonds, Series 2019
5.875% due 10/01/2054 ^(c)	1,500	928

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
5.000% due 01/01/2055	1,000	824
5.250% due 03/01/2045	1,500	1,354

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
0.000% due 01/01/2061 (d)	4,575	322
4.000% due 09/30/2051	985	779
4.000% due 03/31/2056	4,150	3,196
4.500% due 06/01/2056	7,670	5,599
5.000% due 07/01/2037	500	503
5.000% due 07/01/2039	500	493
5.000% due 07/01/2041	500	479
5.625% due 06/01/2050	2,015	1,976
6.500% due 06/01/2045	3,100	2,665

Public Finance Authority, Wisconsin Revenue Bonds, Series 2022
5.000% due 10/01/2052	2,000	2,003

Public Finance Authority, Wisconsin Revenue Bonds, Series 2023
4.000% due 10/01/2055	12,605	12,605

Public Finance Authority, Wisconsin Revenue Bonds, Series 2025
5.000% due 11/15/2043	1,000	1,009
5.000% due 11/15/2044	1,000	1,004

Public Finance Authority, Wisconsin Revenue Notes, Series 2023
0.000% due 09/01/2029 (d)	742	550
6.125% due 12/15/2029	9,170	9,244

52	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2025

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of Wisconsin Hospitals & Clinics Revenue Bonds, Series 2018
3.850% due 04/01/2048	$13,025	$13,025

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2033 (d)	2,755	1,980
0.000% due 12/15/2045 (d)	17,000	6,230

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 08/15/2046	4,000	3,489

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2024
5.875% due 07/01/2055	2,400	2,320

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2025
6.375% due 07/01/2045	1,030	1,056

		78,253

Total Municipal Bonds & Notes (Cost $1,822,786)		1,774,821

U.S. GOVERNMENT AGENCIES 5.9%

BBRA
7.215% due 06/01/2059 «	3,700	3,700
7.215% due 06/02/2059 «	12,800	12,800

Freddie Mac
3.084% due 04/25/2043 ~	3,647	3,175
3.260% due 01/25/2039 ~	7,800	5,046
3.541% due 01/25/2043 ~	3,800	2,438
3.600% due 06/01/2043	3,290	2,971
3.700% due 09/01/2038	9,889	9,281
3.720% due 01/01/2041	4,438	4,089
3.790% due 07/01/2040	4,143	3,862
3.800% due 12/01/2038	8,797	8,327
3.850% due 02/01/2038 - 01/01/2040	14,165	13,351
4.000% due 01/01/2039	1,386	1,330
4.500% due 12/01/2040	4,568	4,527
4.600% due 03/01/2041	2,600	2,586
4.900% due 02/01/2040	2,967	3,091
4.913% due 07/15/2040 •	5,884	6,025
5.210% due 08/01/2040	6,625	7,101
5.469% due 01/25/2042 ~	3,600	2,885

Total U.S. Government Agencies (Cost $95,391)		96,585

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%

Multifamily Tax-Exempt Mortgage-backed Securities
4.770% due 07/01/2043	6,000	5,999

Total Non-Agency Mortgage-Backed Securities (Cost $6,000)		5,999

	SHARES	MARKET VALUE (000S)
MUTUAL FUNDS 2.8%

BlackRock MuniHoldings California Quality Fund, Inc.	420,229	$4,349

BlackRock MuniHoldings Fund, Inc.	458,140	5,131

BlackRock MuniVest Fund, Inc.	350,449	2,306

BlackRock MuniYield Quality Fund III, Inc.	490,934	5,150

BlackRock New York Municipal Income Trust	40,759	394

Invesco Quality Municipal Income Trust	461,597	4,330

Nuveen AMT-Free Municipal Credit Income Fund	470,900	5,618

Nuveen California Quality Municipal Income Fund	401,979	4,490

Nuveen Municipal Credit Income Fund	462,380	5,512

Nuveen Quality Municipal Income Fund	300,646	3,394

Western Asset Managed Municipals Fund, Inc.	544,800	5,394

Total Mutual Funds (Cost $54,295)		46,068

PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

SVB Financial Trust
0.000% due 11/07/2032 (d)	122,000	3

Total Preferred Securities (Cost $2,752)		3

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 17.3%

REPURCHASE AGREEMENTS (g) 17.1%
		281,200

MUNICIPAL BONDS & NOTES 0.2%

Honeoye Falls-Lima Central School District, New York General Obligation Notes, Series 2025
4.000% due 06/25/2026 (b)	$2,600	2,623

Total Municipal Bonds & Notes (Cost $2,622)		2,623

Total Short-Term Instruments (Cost $283,822)		283,823

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2025	53

Consolidated Schedule of Investments PIMCO Flexible Municipal Income  Fund (Cont.)

PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Total Investments in Securities (Cost $2,378,993)	$2,318,378

Total Investments 141.2% (Cost $2,378,993)	$2,318,378

Remarketable Variable Rate MuniFund Term Preferred Shares (33.5)%	(549,613)

PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Financial Derivative Instruments (h) (0.0)% (Cost or Premiums, net $0)	$(16)

Other Assets and Liabilities, net (7.7)%	(126,267)

Net Assets Applicable to Common Shareholders 100.0%	$1,642,482

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Security is not accruing income as of the date of this report.

(d)	Zero coupon security.

(e)	Security becomes interest bearing at a future date.

(f) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
Anchor Senior Living	6.020%	10/01/2042	01/09/2025	$13,813	$14,208	0.87%
City of Woodland	4.400	09/01/2034	07/26/2023	14,130	14,274	0.87
Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2024	4.615	08/25/2041	03/19/2024	6,920	7,058	0.43
Gladieux Metals Recycling	15.000	05/06/2026	05/06/2025	2,833	2,814	0.17
Lehigh County, Pennsylvania Revenue Bonds, Series 2019	3.020	08/15/2038	09/14/2021	2,895	2,817	0.17

				$40,591	$41,171	2.51%

54	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2025

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	4.430%	07/01/2025	07/02/2025	$131,300	U.S. Treasury Notes 1.875% due 02/15/2032	$(134,054)	$131,300	$131,300
	4.470	07/01/2025	07/02/2025	100	U.S. Treasury Notes 4.000% due 07/31/2029	(102)	100	100
FICC STR	4.400	06/30/2025	07/01/2025	149,800	U.S. Treasury Notes 3.875% - 4.000% due 12/15/2027 - 08/15/2034	(152,796)	149,800	149,818

Total Repurchase Agreements						$(286,952)	$281,200	$281,218

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2025:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$131,400	$0	$0	$131,400	$(134,156)	$(2,756)
FICC STR	149,818	0	0	149,818	(152,796)	(2,978)

Total Borrowings and Other Financing Transactions	$281,218	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended June 30, 2025 was $(1,073) at a weighted average interest rate of 4.460%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note September Futures	09/2025	50	$(5,606)	$(79)	$0	$(16)

Total Futures Contracts				$(79)	$0	$(16)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2025	55

Consolidated Schedule of Investments PIMCO Flexible Municipal Income  Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2025:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(16)	$0	$(16)

Cash of $94 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2025.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of June 30, 2025:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$16	$16

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2025:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$701	$701

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(941)	$(941)

56	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2025

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2025 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2025
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$92,721	$92,721
Corporate Bonds & Notes
Banking & Finance	0	360	8,823	9,183
Industrials	0	9,175	0	9,175
Municipal Bonds & Notes
Alabama	0	64,190	0	64,190
Alaska	0	5,593	0	5,593
Arizona	0	25,855	0	25,855
California	0	193,982	0	193,982
Colorado	0	64,490	0	64,490
Delaware	0	30,874	0	30,874
District of Columbia	0	11,578	0	11,578
Florida	0	77,705	0	77,705
Georgia	0	69,957	0	69,957
Guam	0	1,488	0	1,488
Idaho	0	3,915	0	3,915
Illinois	0	97,164	0	97,164
Indiana	0	41,632	0	41,632
Iowa	0	8,242	0	8,242
Kansas	0	3,308	0	3,308
Kentucky	0	13,618	0	13,618
Louisiana	0	13,845	0	13,845
Maryland	0	5,956	0	5,956
Massachusetts	0	19,316	0	19,316
Michigan	0	39,048	0	39,048
Minnesota	0	9,910	0	9,910
Missouri	0	4,735	0	4,735
Multi-State	0	43,630	0	43,630
Nevada	0	5,947	0	5,947
New Hampshire	0	42,111	0	42,111
New Jersey	0	18,881	0	18,881
New Mexico	0	7,743	0	7,743
New York	0	167,647	0	167,647
North Carolina	0	21,559	0	21,559
Ohio	0	87,422	0	87,422
Oklahoma	0	7,126	0	7,126
Oregon	0	1,000	0	1,000
Pennsylvania	0	81,004	0	81,004
Puerto Rico	0	139,109	0	139,109
Rhode Island	0	13,834	0	13,834
South Carolina	0	8,975	0	8,975
Tennessee	0	34,877	0	34,877
Texas	0	118,925	0	118,925
Utah	0	16,058	0	16,058
Virginia	0	35,006	0	35,006
Washington	0	12,192	0	12,192
West Virginia	0	27,121	0	27,121
Wisconsin	0	78,253	0	78,253
U.S. Government Agencies	0	80,085	16,500	96,585
Non-Agency Mortgage-Backed Securities	0	5,999	0	5,999
Mutual Funds	46,068	0	0	46,068

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2025	57

Consolidated Schedule of Investments PIMCO Flexible Municipal Income  Fund (Cont.)

(Unaudited)

June 30, 2025

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2025
Preferred Securities
Industrials	$0	$3	$0	$3
Short-Term Instruments
Repurchase Agreements	0	281,200	0	281,200
Municipal Bonds & Notes	0	2,623	0	2,623

Total Investments	$46,068	$2,154,266	$118,044	$2,318,378

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$0	$(16)	$0	$(16)

Total Financial Derivative Instruments	$0	$(16)	$0	$(16)

Totals	$46,068	$2,154,250	$118,044	$2,318,362

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2025:

Category and Subcategory	Beginning Balance at 12/31/2024	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2025	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2025(1)
Investments in Securities, at Value
Loan Participations and Assignments	$60,069	$31,904	$(83)	$11	$(4)	$824	$0	$0	$92,721	$823
Corporate Bonds & Notes
Banking & Finance	11,435	0	(286)	1	5	(2,332)	0	0	8,823	(2,326)
U.S. Government Agencies	2,893	16,500	0	10	0	(18)	0	(2,885)	16,500	0

Totals	$74,397	$48,404	$(369)	$22	$1	$(1,526)	$0	$(2,885)	$118,044	$(1,503)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2025	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$63,687	Discounted Cash Flow	Discount Rate	5.114 - 6.760	5.844
	29,034	Recent Transaction	Purchase Price	96.000 - 100.000	99.612
Corporate Bonds & Notes
Banking & Finance	8,823	Discounted Cash Flow	Discount Rate	7.920 - 20.912	19.196
U.S. Government Agencies	16,500	Recent Transaction	Purchase Price	100.000	—

Total	$118,044

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2025 may be due to an investment no longer held or categorized as Level 3 at period end.

58	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

June 30, 2025

1. ORGANIZATION

PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund (each, a “Fund” and collectively, the “Funds”) are each organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Flexible Municipal Income Fund and PIMCO California Flexible Municipal Income Fund were each organized as Massachusetts business trusts on the dates shown in the table below. PIMCO Flexible Municipal Income Fund commenced operations on March 15, 2019, and PIMCO California Flexible Municipal Income Fund commenced operations on June 27, 2022. Each Fund is a closed-end management investment company that continuously offers its common shares of beneficial interest (“Common Shares”) and is operated as an “interval fund.”

PIMCO Flexible Municipal Income Fund currently offers four classes of Common Shares: Institutional Class, Class A-1, Class A-2 and Class A-3. Institutional Class, Class A-1 and Class A-3 Shares are sold at their offering price, which is net asset value (“NAV”) per share. Class A-2 Shares are sold at a public offering price equal to their NAV plus an initial sales charge that varies depending on the size of the purchase, unless such purchase of Class A-2 Shares is eligible for a waiver of the initial sales charge. Institutional Class Shares are offered for investment to investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. Class A-1, Class A-2 and Class A-3 Shares are primarily offered and sold to retail investors by broker-dealers which are members of the Financial Industry Regulatory Authority (“FINRA”) and which have agreements with the Distributor (as defined below), but may be available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts.

PIMCO California Flexible Municipal Income Fund has five classes of Common Shares: Institutional Class, Class A-1, Class A-2, Class A-3 and Class A-4. PIMCO California Flexible Municipal Income Fund currently offers Institutional Class and Class A-1 Common Shares. PIMCO California Flexible Municipal Income Fund is not offering Class A-2, Class A-3, or Class A-4 Common Shares for sale at this time. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as each Fund’s investment manager.

Fund Name	Formation Date

PIMCO California Flexible Municipal Income Fund	February 8, 2022

PIMCO Flexible Municipal Income Fund	November 20, 2017

PIMCO Flexible Municipal Income Fund has established a wholly-owned subsidiary in Delaware. See Note 16, Basis for Consolidation in the Notes to Financial Statements for more information regarding the treatment of the Fund’s subsidiary in the financial statements.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

Each Fund has adopted the Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures. Adoption of the new standard impacted financial statement disclosures only and did not affect the Funds’ financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may

SEMIANNUAL REPORT	JUNE 30, 2025	59

Notes to Financial Statements (Cont.)

recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and to assess its performance, and has discrete financial information available. The Officers of the Funds, as listed in the Management of the Funds section of the most recent annual report, act as the Funds’ CODM. Each Fund represents a single operating segment, as the CODM monitors the operating results of the Funds as a whole and each Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Funds’ portfolio managers as a team. The financial information in the form of each Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus each Fund’s comparative benchmarks and to make resource allocation decisions for each Fund’s single segment, is consistent with that presented within the Funds’ financial statements. Segment assets are reflected on the accompanying Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Statements of Operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP, including but not limited to ASC 946. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment

60	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

June 30, 2025

companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Foreign Currency Translation The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations Each class offered by each Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include initial sales load, supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share NAV of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions — Common Shares The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO California Flexible Municipal Income Fund	Daily	Monthly

PIMCO Flexible Municipal Income Fund	Daily	Monthly

SEMIANNUAL REPORT	JUNE 30, 2025	61

Notes to Financial Statements (Cont.)

Each Fund also intends to distribute to shareholders their pro rata share of any available net capital gain and taxable ordinary income, if any. Net short-term capital gains may be paid more frequently. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

As of the end of the fiscal year, none of the Funds were in default on long-term debt or had any accumulated dividend in arrears.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable) and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates In September 2023, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to Rule 35d-1 under the Act, the

62	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

June 30, 2025

rule governing fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule. Changes to a fund’s calculation methodology for derivatives instruments for purposes of Rule 35d-1 consistent with such amendments and applicable regulatory interpretations thereof will not constitute a change to a fund’s policy adopted pursuant to Rule 35d-1 and will not require notice or shareholder approval. The amendments became effective December 11, 2023. On March 14, 2025, the SEC extended the compliance date from December 11, 2025 to June 11, 2026 for fund groups with $1 billion or more in net assets and modified the operation of the compliance dates to allow for compliance based on the timing of certain annual disclosure and reporting obligations that are tied to a fund’s fiscal year-end. At this time, management is evaluating the implications of these changes on the financial statements.

In December 2023, FASB issued ASU 2023-09, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. The ASU is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Funds’ shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to a Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received

SEMIANNUAL REPORT	JUNE 30, 2025	63

Notes to Financial Statements (Cont.)

shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, exchange-traded funds (“ETFs”), exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Exchange traded options, except equity options, futures and options on futures, are valued at the settlement price determined by the relevant exchange. Swap agreements and swaptions are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE

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Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in each Fund’s next calculated NAV. An alternative exchange rate may be obtained from a Pricing Source or an exchange rate may otherwise be determined if believed to be more reflective of the rates at which a fund may transact.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Fund normally will be taken into account in calculating the NAV. A Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Funds’ and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

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Notes to Financial Statements (Cont.)

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between fair value Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

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Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A

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Notes to Financial Statements (Cont.)

loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which a Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest payments. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, syndicated bank loans, peer-to-peer loans and litigation finance loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest,

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Notes to Financial Statements (Cont.)

including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk.

Other Investment Companies The Funds may invest up to 5% of their total assets in securities of other closed-end investment companies that invest primarily in municipal bonds and other municipal securities of the types in which the Funds may invest directly (“Acquired Funds”). A copy of each Acquired Fund’s shareholder report is available at the SEC website at www.sec.gov.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO class, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before

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being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of June 30, 2025, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC is a government sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

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Notes to Financial Statements (Cont.)

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements). Traditionally, a Fund has used bilateral repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop”. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and the counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to the counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

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Futures Contracts Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. See below for a summary of select principal risks associated with investment in the Funds.

Please see “Principal Risks of the Fund” in each Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

	PIMCO California Flexible Municipal Income Fund (CAFLX)	PIMCO Flexible Municipal Income Fund (PMFLX)

AMT Bonds	X	X

California State-Specific	X	X

Call	X	X

Confidential Information Access	X	X

Counterparty	X	X

Credit Default Swaps	X	X

Credit	X	X

Cyber Security	X	X

Derivatives	X	X

Distribution Rate	X	X

Geopolitical Conflicts Risk	X	X

High Yield Securities	X	X

Inflation/Deflation	X	X

Insurance	X	X

Interest Rate	X	X

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Notes to Financial Statements (Cont.)

	PIMCO California Flexible Municipal Income Fund (CAFLX)	PIMCO Flexible Municipal Income Fund (PMFLX)

Issuer	X	X

Leverage	X	X

Liquidity	X	X

Loan Origination	X	X

Loans and Other Indebtedness; Loan Participations and Assignments	X	X

Management	X	X

Market Disruptions	X	X

Market	X	X

Municipal Bond	X	X

Municipal Bond Market	X	X

Municipal Project-Specific	X	X

Municipal Project Housing-Related Risk	X	X

New York State-Specific	X	X

New/Small Fund	X	—

Operational	X	X

Other Investment Companies	X	X

Portfolio Turnover	X	X

Potential Conflicts of Interest - Allocation of Investment Opportunities	X	X

Privacy and Data Security	X	X

Private Placements	X	X

Puerto Rico-Specific	X	X

Regulatory Changes	X	X

Reinvestment	X	X

Repurchase Offers	X	X

Securities Lending	X	X

Tax	X	X

U.S. Government Securities	X	X

Valuation	X	X

AMT Bonds Risk is the risk that “AMT Bonds,” which are municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers, may expose a Fund to certain risks in addition to those typically associated with municipal bonds. Interest or principal on AMT Bonds paid out of current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could also affect the economic viability of facilities that are the sole source of revenue to support AMT Bonds. In this regard, AMT Bonds may entail greater risks than general obligation municipal bonds. For shareholders subject to the federal alternative minimum tax, a portion of a Fund’s distributions may not be exempt from gross federal income, which may give rise to alternative minimum tax liability.

California State-Specific Risk is the risk that a Fund, by investing in municipal bonds issued by or on behalf of the State of California and its political subdivisions, financing authorities and their

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agencies, may be affected significantly by political, economic, regulatory, social, environmental, or public health developments affecting the ability of California tax-exempt issuers to pay interest or repay principal.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons including declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality. If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Confidential Information Access Risk is the risk that, in managing a Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Counterparty Risk is the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. Counterparty credit risk also includes the related risk of having concentrated exposure to a single counterparty, which may increase potential losses if the counterparty were to become insolvent.

Credit Default Swaps Risk is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When a Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein. As the seller, a Fund would receive a stream of payments over the term of the swap agreement provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. A Fund would effectively add leverage to its portfolio because, if a default occurs, the stream of payments may stop and, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. In addition, selling credit default swaps may not be profitable for a Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

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Notes to Financial Statements (Cont.)

Credit Risk is the risk that a Fund could experience losses if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), the counterparty to a derivatives contract, or the issuer or guarantor of collateral, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its obligations. Credit risk also includes credit spread risk, which is the risk that credit spreads (i.e., the difference in yield between securities that is due to the difference in their actual or perceived credit quality) may increase when the market believes that investments generally have a greater risk of default.

Cyber Security Risk is the risk that, as the use of technology, including cloud-based technology, has become more prevalent and interconnected in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security despite the efforts of PIMCO, a Fund, or their service providers to adopt technologies, processes, and practices intended to mitigate these risks. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Geopolitical tensions can increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing, who may desire to use cybersecurity attacks to cause damage or create leverage against geopolitical rivals. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, options, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks and valuation complexity. Changes in the value of a derivative or other similar instrument may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. In addition, the use of derivatives may cause a Fund’s investment returns to be impacted by the performance of assets the Fund does not own, potentially resulting in the Fund’s total investment exposure exceeding the value of its portfolio. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for a Fund. A Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations

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to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulation relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives or other similar instruments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Distribution Rate Risk is the risk that a Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

Geopolitical Conflicts Risk is the risk that the occurrence of geopolitical conflicts, war or terrorist activities could have adverse impacts on markets in various and unpredictable ways. The extent, duration and impact of geopolitical conflicts and related market impacts are difficult to ascertain, but could be significant and could have significant adverse effects on regional and global economies and the markets for certain securities and commodities, such as oil, natural gas, steel and aluminum, as well as other sectors, and on a Fund’s investments.

High Yield Securities Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of market, credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative by rating agencies with respect to the issuer’s continuing ability to make principal and interest payments, and their values may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy or changes in fiscal or monetary policies. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Insurance Risk is the risk that a Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts and the credit quality of the companies that provide such credit enhancements will affect the value of those securities. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

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Notes to Financial Statements (Cont.)

Interest Rate Risk is the risk that fixed income securities and other instruments in a Fund’s portfolio will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Factors such as government policy, inflation, the economy, and market for bonds can impact interest rates and yields.

Issuer Risk is the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, major litigation, investigations or other controversies, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services.

Leverage Risk is the risk that certain transactions of a Fund, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss. The use of leverage may also increase a Fund’s sensitivity to interest rate risks. When a Fund reduces or discontinues its use of leverage (“deleveraging”), which it may be required to do at inopportune times, it may be required to sell portfolio securities at inopportune times to repay leverage obligations, which could result in realized losses and a decrease in the Fund’s net asset value.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell investments at an advantageous time or price or possibly require a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, such as during political events (including periods of rapid interest rate changes). There can be no assurance that an investment that is deemed to be liquid when purchased will continue to be liquid while it is held by a Fund and/or when the Fund wishes to dispose of it.

Loan Origination Risk is the risk associated with the fact that a Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments. A Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals. Such borrowers may have credit ratings that are determined by one or more NRSROs or PIMCO to be below investment grade. This may include loans to public or private firms or individuals, such as in connection with housing development projects. The loans a Fund invests in or originates may vary in maturity and/or duration. A Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. A Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Code in order to qualify as a RIC. A Fund may

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subsequently offer such investments for sale to third parties, provided that there is no assurance that a Fund will complete the sale of such an investment. If a Fund is unable to sell, assign or successfully close transactions for the loans that it originates, the Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in a Fund’s investments having high exposure to certain borrowers. A Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and Common Shareholders.

Loans and Other Indebtedness; Loan Participations and Assignments Risk is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting a Fund to costs associated with owning and disposing of the collateral. In the event of the insolvency of the lender selling a participation, there is a risk that a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. If a loan is foreclosed, a Fund may become owner of the loan’s collateral. A Fund may bear the costs and liabilities associated with owning and holding or disposing of the collateral. There is the risk that a Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations. To the extent a Fund invests in loans or originates loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk, risk of subordination to other creditors, insufficient or lack of protection under the federal securities laws and liquidity risk than funds that do not acquire such instruments.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or perceived conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Market Disruptions Risk is the risk of investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from actual or threatened war or armed conflicts, military conflicts, terrorism, social unrest, recessions, supply chain disruptions, market manipulation, government interventions, defaults and shutdowns, political and regulatory changes or diplomatic developments or the imposition of sanctions and other measures, including the imposition of tariffs, or other U.S. economic policies and any related public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), bank failures and natural/environmental disasters, which can all negatively impact the securities markets, and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Market Risk is the risk that the value of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably due to factors affecting securities markets generally or particular industries or companies.

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Notes to Financial Statements (Cont.)

Municipal Bond Risk is the risk that a Fund may be affected significantly by the economic, regulatory, social, environmental, public health or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax to pay interest or repay principal.

Municipal Bond Market Risk is the risk that a Fund may be adversely affected due to factors such as limited amount of public information available regarding the municipal bonds held in the Fund as compared to that for corporate equities or bonds, legislative changes and local and business developments, general conditions of the municipal bond market, the size of the particular offering, the rating of the issue and the maturity of the obligation.

Municipal Project Housing-Related Risk is the risk associated with investing in the bonds of projects focused on low-income, affordable or other housing developments and businesses located in low-income areas or invest in or originate loans that finance or are generally related to such projects. There are significant risks associated with a Fund’s investment in the bonds of these types of projects and loans related to such projects. There may be federal, state and local governmental regulatory restrictions on the operation, rental and transfer of these projects. These restrictions may adversely affect economic performance relative to properties that are not subject to these restrictions. There are also no assurances that a project owner will be able to achieve and maintain sufficient rental income in order to pay all operating expenses and maintenance and repair costs of such a project and the debt service on the related bonds or loan on a timely basis.

Municipal Project-Specific Risk is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

New York State-Specific Risk is the risk that a Fund, by investing in municipal bonds issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies, may be affected significantly by political, economic, regulatory, social, environmental, or public health developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal.

New/Small Fund Risk is the risk that a new or smaller fund’s performance may not represent how a fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new or smaller fund were to fail to successfully implement its investment strategies or achieve its investment objectives, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the fund and tax consequences for investors.

Operational Risk is the risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

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Other Investment Companies Risk is the risk that Common Shareholders may be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Portfolio Turnover Risk is the risk that a high portfolio turnover will result in greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect a Fund’s after-tax returns.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities is the risk that PIMCO’s or any of its affiliate’s interests or the interests of its clients may conflict with those of the Funds and the results of a Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by PIMCO or its affiliates, and it is possible that a Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.

Privacy and Data Security Risk is the risk resulting from the fact that the Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of non-U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and the SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

Private Placements Risk is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, a Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Puerto Rico-Specific Risk is the risk that by investing in municipal bonds issued by Puerto Rico or its instrumentalities, a Fund may be affected by certain developments, such as political, economic, environmental, social, public health, regulatory or debt restructuring developments, that impact the ability or obligation of Puerto Rico municipal issuers to pay interest or repay principal.

Regulatory Changes Risk is the risk that is associated with the fact that financial entities, such as investment companies and investment advisers, are generally subject to extensive government

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Notes to Financial Statements (Cont.)

regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. The Funds and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that a Fund and PIMCO will continue to be eligible for such exemptions. Moreover, government regulation may have unpredictable and unintended effects.

Reinvestment Risk is the risk that income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

Repurchase Offers Risk is the risk that results from the fact that the Funds are “interval funds” and, in order to provide liquidity to shareholders, the Funds, subject to applicable law, intend to conduct quarterly repurchase offers of each Fund’s outstanding Common Shares at NAV, subject to approval of the Board. The Funds believe that these repurchase offers are generally beneficial to each Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of a Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of a Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives.

Securities Lending Risk is the risk that, when a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and lose rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan, which may be an affiliate of the Fund.

Tax Risk is the risk that if, in any year, a Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

U.S. Government Securities Risk is the risk that the obligations supported by (i) the full faith and credit of the United States, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase the agency’s obligations (iv) or only by the credit of the agency, instrumentality or corporation will not be satisfied in full, or that such obligations will decrease in value or default. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Valuation Risk is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value

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pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and statement of additional information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes, the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default and

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Notes to Financial Statements (Cont.)

maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Funds, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

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9. FEES AND EXPENSES

(a) Management Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Manager to the Funds, pursuant to an investment management agreement. Pursuant to an investment management agreement between the Manager and the Funds (the “Investment Management Agreement”), each Fund has agreed to pay the Manager an annual fee, payable monthly, in an amount equal to 0.75% of the Fund’s average daily “total managed assets.” Total managed assets include total assets of a Fund (including assets attributable to any reverse repurchase agreements, dollar rolls/buybacks, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls/buybacks, tender option bonds and borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. By way of clarification, with respect to any reverse repurchase agreement, dollar roll/buybacks or similar transaction, “total managed assets” include any proceeds from the sale of an asset of a Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. Furthermore, to the extent applicable, assets attributable to tender option bonds would be included as assets irrespective of whether or not they are included as assets for financial reporting purposes. However, to the extent a Fund does not contribute municipal bonds to a tender option bond trust but holds residual interests issued by such trust, the tender option bonds outstanding would not be included in the calculation of “total managed assets.” In addition, for purposes of calculating “total managed assets,” a Fund’s derivative investments will be valued based on their market value. Pursuant to the Investment Management Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished all supervisory and administrative and other services reasonably necessary for the operation of a Fund, under the unified management fee, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, listing and related fees, tax services, valuation services and other services a Fund requires for its daily operations.

In rendering investment advisory services to each Fund, PIMCO may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “PIMCO Overseas Affiliates”), to provide portfolio management, research and trading services to a Fund under the Memorandums of Understanding (“MOUs”). Each of the PIMCO Overseas Affiliates are Participating Affiliates of PIMCO as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each PIMCO Overseas Affiliate and any of their respective employees who provide services to the Funds are considered under the MOUs to be “associated persons” of PIMCO as that term is defined in the Advisers Act for purposes of PIMCO’s required supervision.

(b) Distribution and Servicing Fees PIMCO Investments LLC (the “Distributor,” an affiliate of PIMCO), serves as the principal underwriter and distributor of each Funds’ shares pursuant to a distribution contract (“Distribution Contract”) with each Fund. PIMCO Flexible Municipal Income Fund has adopted separate Distribution and Servicing Plans for the Class A-1, Class A-2 and Class A-3 Common Shares of the Fund. PIMCO California Flexible Municipal Income Fund has adopted separate Distribution and Servicing Plans for the Class A-1, Class A-2, Class A-3 and

SEMIANNUAL REPORT	JUNE 30, 2025	85

Notes to Financial Statements (Cont.)

Class A-4 Common Shares of the Fund. Each Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although neither Fund is an open-end investment company, each Fund has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Act which permits it to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Each Distribution and Servicing Plan permits the respective Fund to compensate the Distributor for providing, or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A-1 Common Shares, Class A-2 Common Shares, Class A-3 Common Shares or Class A-4 Common Shares, as applicable. The Management Fee and maximum Distribution and Servicing Fees for all classes, as applicable, are charged at the annual rates as noted in the following table:

	Management Fee(1)	Distribution and/or Servicing Fee(2)

Fund Name	All Classes	Institutional Class	Class A-1	Class A-2		Class A-3		Class A-4
PIMCO California Flexible Municipal Income Fund	0.75%	N/A	0.50%	0.50%	*	0.75%	*	0.75%	*
PIMCO Flexible Municipal Income Fund	0.75%	N/A	0.50%	0.50%		0.75%		N/A

*	This particular share class has been registered with the SEC, but was not operational during the period ended June 30, 2025.
(1)

Calculated as a percentage of each Fund’s average daily “total managed assets” attributable to each class of respective Fund. Total managed assets includes total assets of a Fund (including assets attributable to any reverse repurchase agreements, dollar rolls/buybacks, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls/buybacks, tender option bonds and borrowings).

(2)	Calculated as a percentage of each Fund’s average daily net assets attributable to the applicable class of respective Fund.

The Distributor also received the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A-2 shares. For the period ended June 30, 2025, the Distributor retained $4,894 representing contingent deferred sales charges from PIMCO Flexible Municipal Income Fund.

(c) Fund Expenses Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage

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financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Funds, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of shares, including without limitation, sub-transfer agency expenses and distribution and/or services fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Funds may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third-party.

Each of the Trustees of the Board who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (the “PIMCO Closed-End Funds”), together with the Funds, PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

SEMIANNUAL REPORT	JUNE 30, 2025	87

Notes to Financial Statements (Cont.)

(d) Expense Limitation PIMCO has contractually agreed, through May 2, 2026, to waive a portion of the Funds’ management fee, or reimburse each Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.10% of each Fund’s net assets (the “Expense Limit”). The expense limitation agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Funds at least 30 days’ notice prior to the end of the then current term. Under an expense limitation agreement, in any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by a Fund of any portion of the management fee reduced pursuant to the expense limitation agreement (the “Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not (i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees or management fees exceed the Expense Limit; (ii) exceed the total Reimbursement Amount; or (iii) include any amounts previously reimbursed to PIMCO. For the avoidance of doubt, any reimbursement of PIMCO’s management fee pursuant to the expense limitation agreement plus any recoupment of organizational expenses and pro rata Trustees’ fees will not exceed the lesser of (i) the expense limit in effect at the time of waiver or reimbursement and (ii) the expense limit in effect at the time of recoupment.

The total recoverable amounts to PIMCO as of June 30, 2025 (from any fee waiver agreements or expense limitation agreements combined), were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO California Flexible Municipal Income Fund	$120	$8	$27	$155

Pursuant to the expense limitation agreement, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. As of June 30, 2025, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO California Flexible Municipal Income Fund	$2

PIMCO Flexible Municipal Income Fund	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(e) Acquired Fund Fees and Expenses Acquired Fund expenses incurred by each Fund, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of each Fund’s assets.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of

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having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended June 30, 2025, were as follows (amounts in thousands†):

The Funds have received exemptive relief from the SEC that, to the extent the Funds rely on such relief, permits it to (among other things) co-invest with certain other persons, including certain affiliates of the Advisor and certain public or private funds managed by the Advisor and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments imposes extensive conditions on any co-investments made in reliance on such relief.

Fund Name	Purchases	Sales	Realized Gain/(Loss)

PIMCO Flexible Municipal Income Fund	$126,649	$124,435	$(7,728)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by a Fund. Frequent and active trading of a Fund’s portfolio holdings may cause adverse tax consequences for shareholders due to an increase in short-term capital gains and may also adversely impact the Fund’s after-tax returns. The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2025 were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO California Flexible Municipal Income Fund	$1,276	$0	$42,777	$29,929

PIMCO Flexible Municipal Income Fund	33,681	9,053	684,742	598,799

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2025	89

Notes to Financial Statements (Cont.)

13. PREFERRED SHARES

PIMCO Flexible Municipal Income Fund (“PMFLX”) issued and has outstanding the following series of Remarketable Variable Rate MuniFund Term Preferred Shares (the “PMFLX RVMTP Shares”) as of June 30, 2025:

Series	Shares Outstanding	Original Issue Date	Mandatory Term Redemption Date(6)
Series 2049-A RVMTP Shares(1)	500	November 18, 2019	November 18, 2049
Series 2050-B RVMTP Shares(2)	1,000	November 1, 2022	October 1, 2050
Series 2051-A RVMTP Shares(3)	500	December 6, 2021	December 6, 2051
Series 2052-A RVMTP Shares(4)	1,000	January 24, 2022	January 24, 2052
Series 2052-B RVMTP Shares(5)	1,000	April 8, 2022	April 8, 2052
Series 2055-A RVMTP Shares	1,500	April 16, 2025	April 16, 2055

(1)

On May 9, 2022, Series 2050-A RVMTP Shares, originally issued on April 20, 2020, were exchanged for shares of Series 2049-A RVMTP Shares on a one-for-one basis and the Early Term Redemption Date (as defined below) for the consolidated Series 2049-A RVMTP Shares was extended to May 2025. On September 20, 2024, PMFLX, with the consent of the holder of all of the Series 2049-A RVMTP Shares, amended the organizational documents of the Series 2049-A RVMTP Shares to extend the Early Term Redemption Date and increase the Applicable Spread (each as defined below), among other changes.

(2)

On October 1, 2020, PMFLX originally issued 750 Series 2050-B RVMTP Shares. On November 1, 2022, PMFLX’s Bylaws were amended and restated to modify provisions related to the RVMTP Shares (the “Restatement”) and concurrent with the Restatement, PMFLX issued an additional 250 2050-B RVMTP Shares and amended the terms of the originally issued Series 2050-B RVMTP Shares.

(3)

On June 17, 2019, PMFLX issued Variable Rate Muni Fund Term Preferred Shares, Series 2022 (the “VMTP Shares”), which were redesignated (such redesignation, the Redesignation”), effective December 6, 2021, as RVMTP Shares, Series 2051-A. Concurrent with the Redesignation, on December 6, 2021, PMFLX issued an additional amount of Series 2051-A RVMTP Shares. On June 5, 2024, PMFLX, with the consent of the holder of all of the Series 2051-A RVMTP Shares, amended the organizational documents of the Series 2051-A RVMTP Shares to extend the Early Term Redemption Date and increase the Applicable Spread, among other changes.

(4)

On November 26, 2024, PMFLX, with the consent of the holder of all of the Series 2052-A RVMTP Shares, amended the organizational documents of the Series 2052-A RVMTP Shares to extend the Early Term Redemption Date and increase the Applicable Spread (each as defined below), among other changes.

(5)

On September 20, 2024, PMFLX, with the consent of the holder of all of the Series 2052-B RVMTP Shares, amended the organizational documents of the Series 2052-B RVMTP Shares to extend the Early Term Redemption Date and increase the Applicable Spread (each as defined below), among other changes.

(6)

The RVMTP Shares are subject to a mandatory term redemption date subject to the Fund’s right to extend the term with the consent of the holders of each series of its RVMTP Shares. There is no assurance that the term of the RVMTP Shares will be extended.

PIMCO California Flexible Municipal Income Fund (“CAFLX”) issued and has outstanding the following series of Remarketable Variable Rate MuniFund Term Preferred Shares (the “CAFLX RVMTP Shares,” and together with the PMFLX RVMTP Shares, the “RVMTP Shares”) as of June 30, 2025:

Series	Shares Outstanding	Original Issue Date	Mandatory Redemption Date(1)
Series 2054 RVMTP Shares	250	January 12, 2024	January 12, 2054

(1)

The RVMTP Shares are subject to a mandatory term redemption date subject to the Fund’s right to extend the term with the consent of the holders of each series of RVMTP Shares. There is no assurance that the term of the RVMTP Shares will be extended.

In the Funds’ Statements of Assets and Liabilities, the Preferred Shares’ aggregate liquidation preference is shown as a liability since they are considered debt of the issuer. Costs directly related to

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the Redesignation and issuance of each series of RVMTP Shares are considered debt issuance costs and are being amortized into interest expense over the life of each series of RVMTP Shares. The liquidation value of the Preferred Shares in each Fund’s Statements of Assets and Liabilities is shown as a liability and represents their liquidation preference, which approximates fair value of the shares and is considered level 2 under the fair value hierarchy, less any unamortized debt issuance costs. The RVMTP Shares can be redeemed in whole or in part at a redemption price per share equal to (i) the liquidation preference of the RVMTP Shares ($100,000 per share), plus (ii) an amount equal to all unpaid dividends and other distributions accumulated from and including the date of issuance to (but excluding) the date of redemption (whether or not earned or declared by the applicable Fund, but without interest thereon) plus (iii) any applicable optional redemption premium. No Preferred Shares were redeemed during the period ended June 30, 2025.

Each Fund, at its option, may designate special terms applicable to all of the outstanding RVMTP Shares in a series for a certain period (a “Special Terms Period”) pursuant to a notice of special terms. Such special terms may differ from those provided in the current governing documents of the RVMTP Shares and may include, without limitation, changes to the dividend rate, dividend payment dates, redemption provisions (including, without limitation, the term redemption date or the Early Term Redemption Date (as defined below)), required effective leverage ratio and gross-up payment provisions; provided that such special terms do not affect the parity ranking of the RVMTP Shares to any other class or series of Preferred Shares then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation, or winding up of the affairs of a Fund. No Special Terms Period with respect to a series of RVMTP Shares will become effective unless certain conditions are satisfied, including that all of the RVMTP Shares in such series are remarketed (except with respect to any RVMTP Shares whose holders have elected to retain their RVMTP Shares for the Special Terms Period). A Special Terms Period will not become effective before the 12-month anniversary (for Series 2049-A, Series 2051-A, Series 2052-A, Series 2052-B, Series 2054 and Series 2055-A) or 24-month anniversary (for Series 2050-B) of the date of original issue of the applicable series of RVMTP Shares. The Funds did not declare a Special Terms Period during the period ended June 30, 2025.

In addition, with respect to each series of RVMTP Shares, a “Mandatory Tender Event” will occur on each date that is (i) 20 business days before such series’ Early Term Redemption Date (as defined in the table below), (ii) the date a Fund delivers a notice designating a Special Terms Period, and (iii) 20 business days before the end of a Special Terms Period (provided that no subsequent Special Terms Period is designated). Upon the occurrence of a Mandatory Tender Event, all RVMTP Shares in the series will be subject to mandatory tender (subject to the holders’ election to retain their RVMTP Shares) and the applicable Fund will issue or cause to be issued a notice of mandatory tender to the holders of the RVMTP Shares for remarketing on the corresponding Mandatory Tender Date. If any RVMTP Shares subject to a Mandatory Tender Event upon an Early Term Redemption Date or upon the end of a Special Terms Period have not been either retained by the holders or remarketed by the Mandatory Tender Date, the Fund will redeem such RVMTP Shares on the Early Term Redemption Date or the end of the Special Terms Period, as applicable.

With respect to the Mandatory Tender Events described in clauses (i), (ii) and (iii) above, the corresponding “Mandatory Tender Date” means, respectively: (i) the date that is the corresponding Early Term Redemption Date of such series of RVMTP Shares, or the date that is 180 calendar days

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Notes to Financial Statements (Cont.)

following the Early Term Redemption Date (for Series 2052-A), (ii) the date on which the related Special Terms Period becomes effective, and (iii) the last day of the related Special Terms Period (subject, in each case, to the holders’ election to retain their RVMTP Shares). No Mandatory Tender Event occurred during the period ended June 30, 2025.

The Early Term Redemption Date applicable to each series of RVMTP Shares as of June 30, 2025 can be found in the table below:

Fund Name	Early Term Redemption Date

PIMCO California Flexible Municipal Income Fund

Series 2054 RVMTP Shares	July 12, 2027 and every 42-month anniversary thereafter

PIMCO Flexible Municipal Income Fund

Series 2049-A RVMTP Shares	May 9, 2030 and every 5-year anniversary thereafter

Series 2050-B RVMTP Shares	May 1, 2026 and every 42-month anniversary thereafter

Series 2051-A RVMTP Shares	December 6, 2029 and every 5-year anniversary thereafter

Series 2052-A RVMTP Shares	January 24, 2028

Series 2052-B RVMTP Shares	April 8, 2030 and every 5-year anniversary thereafter
Series 2055-A RVMTP Shares	April 16, 2028 and every 3-year anniversary thereafter

Dividends paid with respect to the Preferred Shares, which are payable monthly, are treated as interest expense, are accrued daily and are reflected as a component of interest expense in the Statements of Operations. For the period ended June 30, 2025, the amount of the RVMTP Shares outstanding, interest expense related to the dividends paid to Preferred Shares and the daily weighted average interest rate, including issuance costs, can be found in the table below:

Fund Name	Shares Outstanding	Interest Expense†	Weighted Average Interest Rate*(1)
PIMCO California Flexible Municipal Income Fund

Series 2054 RVMTP Shares	250	$546	4.40%

PIMCO Flexible Municipal Income Fund

Series 2049-A RVMTP Shares	500	$1,043	4.21%

Series 2050-B RVMTP Shares	1,000	1,899	3.83%

Series 2051-A RVMTP Shares	500	1,074	4.33%

Series 2052-A RVMTP Shares	1,000	1,903	3.84%

Series 2052-B RVMTP Shares	1,000	2,044	4.12%
Series 2055-A RVMTP Shares	1,500	1,219	3.90%

†	Amounts in thousands. A zero balance may reflect actual amounts rounding to less than one thousand.
*	The rate presented is inclusive of the amortized debt issuance cost. As a result, the rate shown may not fall into the range presented in the dividend rate table further below.
(1)	Annualized.

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For the period ended June 30, 2025, the annualized dividend rate on each series of the RVMTP Shares ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of June 30, 2025

PIMCO California Flexible Municipal Income Fund

Series 2054 RVMTP Shares	250	5.66%	2.87%	3.71%

PIMCO Flexible Municipal Income Fund

Series 2049-A RVMTP Shares	500	5.75%	2.96%	3.80%

Series 2050-B RVMTP Shares	1,000	5.44%	2.65%	3.49%

Series 2051-A RVMTP Shares	500	5.76%	2.97%	3.81%

Series 2052-A RVMTP Shares	1,000	5.51%	2.72%	3.56%

Series 2052-B RVMTP Shares	1,000	5.75%	2.96%	3.80%
Series 2055-A RVMTP Shares	1,500	4.75%	2.75%	3.59%

Each Fund is subject to certain limitations and restrictions while the RVMTP Shares are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of the Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends and other distributions. Any resulting suspension of payment of common share dividends may result in a tax penalty for the applicable Fund and, in certain circumstances, the loss of treatment as a regulated investment company. Any such mandatory redemption will be conducted on a pro rata basis among each series of the Preferred Shares and any other preferred shares of the applicable Fund outstanding based upon the proportion that the aggregate liquidation preference of any series bears to the aggregate liquidation preference of all outstanding series of such Fund’s preferred shares. Under the terms of each purchase agreement between each Fund and each investor in the Preferred Shares, each Fund is subject to various investment requirements while the Preferred Shares are outstanding. These requirements may be more restrictive than those to which a Fund is otherwise subject in accordance with its investment objective(s) and policies. In addition, each Fund is subject to certain restrictions on its investments imposed by guidelines of the rating agencies that rate the Preferred Shares, which guidelines may be changed by the applicable rating agency, in its sole discretion, from time to time. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on each Fund by the Act.

Ratings agencies may change their methodologies for evaluating and providing ratings for shares of closed-end funds at any time and in their sole discretion, which may affect the rating (if any) of a Fund’s shares.

Each Fund is required to maintain certain asset coverage with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act, including the Preferred Shares, as set forth in such Fund’s governing documents and the Act. One such requirement under the Act is that a Fund is not permitted to declare or pay common share dividends unless immediately thereafter the Fund has a minimum asset coverage ratio of 200% with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act after deducting the amount of such common share dividends. In addition, under the terms of the Series 2050-B RVMTP Shares (with respect to PMFLX) and the Series 2054 RVMTP Shares (with respect to CAFLX), each Fund is not permitted to

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Notes to Financial Statements (Cont.)

declare or pay common share dividends unless immediately thereafter the Fund has a minimum asset coverage ratio of 225% with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act after deducting the amount of such common share dividends. The asset coverage per share for each Fund is reported in the Financial Highlights and is disclosed as the product of the asset coverage as of period end and the current liquidation preference.

With respect to the payment of dividends and as to the distribution of assets of each Fund, the Preferred Shares are senior in priority to the Funds’ outstanding common shares. Holders of preferred shares of each Fund, who are entitled to one vote per share, including holders of Preferred Shares, generally vote together as one class with the common shareholders of each Fund, but preferred shareholders vote separately as a class to elect two Trustees of each Fund, as required by the Act, and on certain matters adversely affecting the rights of preferred shareholders. Under the Act, preferred shareholders, including holders of the Preferred Shares, are also entitled to elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years.

The dividend rates paid on the Preferred Shares are determined over the course of a seven-day period, which generally commences each Thursday and ends the following Wednesday (the “Rate Period”). The dividends per share for RVMTP Shares for a given Rate Period are dependent on the RVMTP Share dividend rate for that Rate Period (the “RVMTP Share Dividend Rate”). The RVMTP Share Dividend Rate for Series 2049-A, Series 2051-A, Series 2052-B and Series 2055-A is equal to the greater of (i) the sum of the Index Rate(1) plus the Applicable Spread(2) for the Rate Period plus the “Failed Remarketing Spread”(3), if any, and (ii) the sum of (a) the product of the Index Rate multiplied by the Applicable Multiplier(4) for such Rate Period plus (b) 1.00% plus (c) the Failed Remarketing Spread, if any. The RVMTP Share Dividend Rate for Series 2050-B and Series 2054 is equal to (i) the sum of the Index Rate plus (ii) the Applicable Spread (including the “Spread Adjustment,” (5) if applicable) plus (iii) the Failed Remarketing Spread, if any. The RVMTP Share Dividend Rate for Series 2052-A is equal to the greater of (i) the sum of the Index Rate plus an “Applicable Spread” for the Rate Period plus the Failed Remarketing Spread, if applicable, and (ii) the sum of (a) the product of the Index Rate multiplied by the “Applicable Multiplier” for such Rate Period plus (b) 1.10% plus (c) the Failed Remarketing Spread, if applicable. The dividend per RVMTP Share for the Rate Period is then determined as described in the table below. (6)

Dividend Rate		Rate Period Fraction		Preferred Shares Liquidation Preference		Dividend

		Number of days in the Rate Period (or a part thereof)

RVMTP Share Dividend Rate	x	Divided by	x	100,000	=	Dividends per RVMTP Share

		Total number of days in the year

(1)

The Index Rate is determined by reference to a weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes, generally the Securities Industry and Financial Markets Association Municipal Swap Index.

(2)

The Applicable Spread for a Rate Period is a percentage per annum that is based on the long-term rating most recently assigned by the applicable ratings agency to such series of RVMTP Shares, and, for Series 2050-B and Series 2054, it is also based on “Spread Adjustment.”

(3)

With respect to Series 2049-A, Series 2050-B, Series 2051-A, Series 2052-B, Series 2054 and Series 2055-A, the Failed Remarketing Spread means (i) for so long as two or more Failed Remarketings have not occurred, 0%, and (ii) following the second occurrence of a Failed Remarketing, (A) 0.15% (for Series 2049-A, Series 2051-A, Series 2052-B and Series 2055-A) or (B) 0.25% (for Series 2050-B and Series 2054), in each case multiplied by the number of Failed Remarketings that have occurred after the first Failed Remarketing. With respect to Series 2052-A, a Failed Remarketing Spread means (a) in the case of a Failed Special Terms Period Remarketing (as defined below): (i) for so

94	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

June 30, 2025

long as two or more Failed Special Terms Period Remarketings have not occurred, 0.05%, and (ii) following the second occurrence of a Failed Special Terms Period Remarketing, 0.10% multiplied by the number of Failed Special Terms Period Remarketings that have occurred after the first Failed Special Terms Period Remarketing, and (b) in the case of a Failed Early Term Redemption Date Remarketing (as defined below): (i) 0.75% for the first 59 days following the applicable Early Term Redemption Date, (ii) 1.00% for the 60th to the 89th day following such Early Term Redemption Date, (iii) 1.25% for the 90th to the 119th day following such Early Term Redemption Date, (iv) 1.50% for the 120th to the 149th day following such Early Term Redemption Date, and (v) 1.75% for the 150th day following such Early Term Redemption Date to the date of the associated mandatory redemption of the Series 2052-A RVMTP Shares. With respect to Series 2049-A, Series 2050-B, Series 2051-A, Series 2052-B, Series 2054 and Series 2055-A, a “Failed Remarketing,” with respect to a series of RVMTP Shares, will occur if any RVMTP Shares in such series subject to a Mandatory Tender Event due to the applicable Fund designating a Special Terms Period have not been either retained by the holders or successfully remarketed by the Mandatory Tender Date (each as defined below). With respect to Series 2052-A, a “Failed Special Terms Period Remarketing” will occur if any RVMTP Shares subject to a Mandatory Tender Event due to PMFLX designating a Special Terms Period have not been either retained by the holders or successfully remarketed by the Mandatory Tender Date. In addition, with respect to Series 2052-A, a “Failed Early Term Redemption Date Remarketing” will occur if any RVMTP Shares subject to a Mandatory Tender Event have not been either retained by the holders or successfully remarketed by the Early Term Redemption Date.
(4)

With respect to Series 2049-A, Series 2051-A, Series 2052-A, Series 2052-B and Series 2055-A, the Applicable Multiplier for a Rate Period is a percentage that is based on the long-term rating most recently assigned by the applicable ratings agency to such series of RVMTP Shares.

(5)

The “Spread Adjustment” means (i) for the period from the date of original issuance of the RVMTP Shares to and including the date that is six months prior to the then current Early Term Redemption Date (as defined above) (“Rate Period Termination Date”), 0%, and (ii) for the period after the Rate Period Termination Date, 2.00%.

(6)

For each series of RVMTP Shares, an increased RVMTP Share Dividend Rate could be triggered by the applicable Fund’s failure to comply with certain requirements relating to such series of RVMTP Shares, certain actions taken by the applicable ratings agency or certain determinations regarding the tax status of such series of RVMTP Shares made by a court or other applicable governmental authority. The RVMTP Share Dividend Rate will in no event exceed 15% per year.

14. COMMON SHARES OFFERING

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Changes in common shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO California Flexible Municipal Income Fund

	Six Months Ended 06/30/2025 (Unaudited)		Year Ended 12/31/2024

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	1,550	$15,391	1,356	$13,991

Class A-1	115	1,150	522	5,371

Issued as reinvestment of distributions

Institutional Class	81	813	164	1,691

Class A-1	16	160	27	280

Cost of shares repurchased

Institutional Class	(491)	(4,926)	(344)	(3,526)

Class A-1	(68)	(690)	(3)	(27)

Net increase (decrease) resulting from Fund share transactions	1,203	$11,898	1,722	$17,780

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2025	95

Notes to Financial Statements (Cont.)

	PIMCO Flexible Municipal Income Fund (Consolidated)

	Six Months Ended 06/30/2025 (Unaudited)		Year Ended 12/31/2024

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	9,313	$93,922	23,491	$243,566

Class A-1	3,470	35,186	14,707	152,623

Class A-2	1,669	16,656	2,468	25,609

Class A-3	3,406	34,146	5,455	56,535

Issued as reinvestment of distributions

Institutional Class	629	6,361	1,272	13,173

Class A-1	754	7,603	1,323	13,704

Class A-2	92	932	155	1,602

Class A-3	370	3,731	679	7,026

Cost of shares repurchased

Institutional Class	(10,818)	(110,201)	(10,759)	(111,151)

Class A-1	(3,687)	(37,063)	(2,659)	(27,496)

Class A-2	(534)	(5,347)	(2,166)	(22,401)

Class A-3	(1,431)	(14,406)	(3,388)	(34,963)

Net increase (decrease) resulting from Fund share transactions	3,233	$31,520	30,578	$317,827

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of persons who owned of record or beneficially 10% or more of the outstanding shares of the Funds along with their respective percent ownership, if any, as of June 30, 2025. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Funds’ Manager.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO California Flexible Municipal Income Fund	1	1	41%	24%

PIMCO Flexible Municipal Income Fund	1	0	15%	0%

15. REPURCHASE OFFERING

Each Fund is an “interval fund” and, in order to provide liquidity to shareholders, each Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be between 5% and 25%, or such other amount as may be permitted under applicable rules and regulations or no-action, exemptive or other relief of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Act. Each Fund currently expects to conduct quarterly repurchase offers for 10% of their outstanding Common Shares under ordinary circumstances. Each Fund believes that these repurchase offers are generally beneficial to the Funds’ shareholders, and repurchases generally will be funded

96	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

June 30, 2025

from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of each Fund to be fully invested or force the Funds to maintain a higher percentage of their assets in liquid investments, which may harm each Funds’ investment performance. Moreover, diminution in the size of each Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of each Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Funds’ expense ratio per Common Share for remaining shareholders. Each Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Funds’ investments. Each Fund believes that payments received in connection with the Funds’ investments will generate sufficient cash to meet the maximum potential amount of the Funds’ repurchase obligations. If at any time cash and other liquid assets held by the Funds are not sufficient to meet the Funds’ repurchase obligations, each Fund intends, if necessary, to sell investments. If, as expected, each Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if a Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their Common Shares by increasing the Funds’ expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, a Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of its outstanding shares as of the date of the Repurchase Request Deadline (as defined in each Fund’s prospectus). In the event that the Funds determine not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Funds’ outstanding shares as of the date of the Repurchase Request Deadline, the Funds will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Funds during a particular repurchase offer. Notwithstanding the foregoing, a Fund may accept all Common Shares tendered for repurchase by shareholders who own less than one hundred Common Shares and who tender all of their Common Shares, before prorating Common Shares tendered by other shareholders; provided that, if a shareholder holds shares through a financial intermediary, such intermediary may not be willing or able to arrange for this treatment on such shareholder’s behalf. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Funds may be a taxable event to shareholders.

SEMIANNUAL REPORT	JUNE 30, 2025	97

Notes to Financial Statements (Cont.)

During the period ended June 30, 2025, each Fund engaged in repurchase offers as follows:

PIMCO Flexible Municipal Income Fund

Repurchase Request Deadline/Pricing Date	% of Outstanding Shares Offered to be Repurchased	Number of Shares Tendered for Repurchase	Aggregate Consideration for Repurchased Shares	Number of Shares Repurchased	% of Outstanding Shares Repurchased	Proration % Repurchased(1)

February 7, 2025	10%	7,810,655	$80,762,169	7,810,655	4.68%	N/A
May 7, 2025	10	7,170,005	71,484,954	7,170,005	4.30%	N/A

(1)

If the repurchase offer was oversubscribed, then Fund repurchased shares on a pro-rata basis. The Proration % Repurchased equals the Number of Shares Repurchased divided by the Number of Shares Tendered for Repurchase.

PIMCO California Flexible Municipal Income Fund

Repurchase Request Deadline/Pricing Date	% of Outstanding Shares Offered to be Repurchased	Number of Shares Tendered for Repurchase	Aggregate Consideration for Repurchased Shares	Number of Shares Repurchased	% of Outstanding Shares Repurchased	Proration % Repurchased(1)

February 7, 2025	10%	225,006	$2,301,816	225,006	2.09%	N/A
May 7, 2025	10	333,759	3,314,222	333,759	3.13%	N/A

(1)

If the repurchase offer was oversubscribed, the Fund repurchased shares on a pro-rata basis. The Proration % Repurchased equals the Number of Shares Repurchased divided by the Number of Shares Tendered for Repurchase.

16. BASIS FOR CONSOLIDATION

PIMCO Flexible Municipal Income Fund’s subsidiary was formed as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its subsidiary. Accordingly, the consolidated financial statements include the accounts of the Fund and its subsidiary. All inter-company transactions and balances have been eliminated. This structure was established so that certain investments could be held by a separate legal entity from the Fund. See the table below for details regarding the structure, incorporation and relationship of each subsidiary as of period end.

Fund name	Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net Assets

PIMCO Flexible Municipal Income Fund	14751 SPV I LLC	06/29/2023	2.6%

†	A zero balance may reflect actual amounts rounding to less than 0.01%.

17. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

98	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

June 30, 2025

18. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made. Due to the timing of when distributions are made by a Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2025, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended December 31, 2024, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO California Flexible Municipal Income Fund	$0	$0

PIMCO Flexible Municipal Income Fund	71,568	47,398

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2025, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO California Flexible Municipal Income Fund	$138,750	$1,977	$(2,661)	$(684)

PIMCO Flexible Municipal Income Fund	2,378,993	46,289	(106,983)	(60,694)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

SEMIANNUAL REPORT	JUNE 30, 2025	99

Notes to Financial Statements (Cont.)

(Unaudited)

June 30, 2025

19. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

100	PIMCO MUNICIPAL INTERVAL FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BPS	BNP Paribas S.A.	FICC STR	Fixed Income Clearing Corp. - State Street FICC Repo

Currency Abbreviations:
USD (or $)	United States Dollar

Municipal Bond or Agency Abbreviations:
AGC	Assured Guaranty Corp.	FNMA	Federal National Mortgage Association
AGM	Assured Guaranty Municipal	GNMA	Government National Mortgage Association
BAM	Build America Mutual Assurance	NPFGC	National Public Finance Guarantee Corp.
FGIC	Financial Guaranty Insurance Co.	PSF	Public School Fund
FHLMC	Federal Home Loan Mortgage Corp.

Other Abbreviations:
TBA	To-Be-Announced	TBD%	Interest rate to be determined when loan settles or at the time of funding
TBD	To-Be-Determined

SEMIANNUAL REPORT	JUNE 30, 2025	101

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2025 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO California Flexible Municipal Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2025	$0.0311	$0.0000	$0.0000	$0.0311

February 2025	$0.0309	$0.0000	$0.0000	$0.0309

March 2025	$0.0286	$0.0000	$0.0000	$0.0286

April 2025	$0.0295	$0.0000	$0.0000	$0.0295

May 2025	$0.0326	$0.0000	$0.0000	$0.0326

June 2025	$0.0308	$0.0000	$0.0000	$0.0308

A-1	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2025	$0.0267	$0.0000	$0.0000	$0.0267

February 2025	$0.0270	$0.0000	$0.0000	$0.0270

March 2025	$0.0247	$0.0000	$0.0000	$0.0247

April 2025	$0.0255	$0.0000	$0.0000	$0.0255

May 2025	$0.0282	$0.0000	$0.0000	$0.0282

June 2025	$0.0269	$0.0000	$0.0000	$0.0269

PIMCO Flexible Municipal Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2025	$0.0373	$0.0000	$0.0000	$0.0373

February 2025	$0.0345	$0.0000	$0.0000	$0.0345

March 2025	$0.0327	$0.0000	$0.0000	$0.0327

April 2025	$0.0321	$0.0000	$0.0000	$0.0321

May 2025	$0.0367	$0.0000	$0.0000	$0.0367

June 2025	$0.0354	$0.0000	$0.0000	$0.0354

102	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

A-1	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2025	$0.0329	$0.0000	$0.0000	$0.0329

February 2025	$0.0307	$0.0000	$0.0000	$0.0307

March 2025	$0.0286	$0.0000	$0.0000	$0.0286

April 2025	$0.0280	$0.0000	$0.0000	$0.0280

May 2025	$0.0323	$0.0000	$0.0000	$0.0323

June 2025	$0.0315	$0.0000	$0.0000	$0.0315

A-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2025	$0.0328	$0.0000	$0.0000	$0.0328

February 2025	$0.0306	$0.0000	$0.0000	$0.0306

March 2025	$0.0286	$0.0000	$0.0000	$0.0286

April 2025	$0.0280	$0.0000	$0.0000	$0.0280

May 2025	$0.0323	$0.0000	$0.0000	$0.0323

June 2025	$0.0313	$0.0000	$0.0000	$0.0313

A-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2025	$0.0306	$0.0000	$0.0000	$0.0306

February 2025	$0.0285	$0.0000	$0.0000	$0.0285

March 2025	$0.0266	$0.0000	$0.0000	$0.0266

April 2025	$0.0260	$0.0000	$0.0000	$0.0260

May 2025	$0.0302	$0.0000	$0.0000	$0.0302

June 2025	$0.0295	$0.0000	$0.0000	$0.0295

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a Fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	JUNE 30, 2025	103

Approval of Investment Management Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of each of PIMCO Flexible Municipal Income Fund (“PMFLX”) and PIMCO California Flexible Municipal Income Fund (“CAFLX”) (each, a “Fund” and, collectively, the “Funds”), voting separately, annually approve the continuation of the Investment Management Agreement between each Fund and Pacific Investment Management Company LLC (“PIMCO”) (each, an “Investment Management Agreement”). At an in-person meeting held on June 25, 2025 (the “Approval Meeting”), the Board, including the Independent Trustees, considered and unanimously approved the continuation of each Investment Management Agreement for an additional one-year period commencing on August 1, 2025. In addition, the Board considered and unanimously approved the continuation of the investment management agreements between PIMCO and each wholly-owned subsidiary of PMFLX and CAFLX (each such subsidiary, a “Subsidiary” and, together, the “Subsidiaries”) (such agreements, collectively, the “Subsidiary Agreements” and together with each Investment Management Agreement, the “Agreements”), for the same additional one-year period.

In addition to the Approval Meeting, the Contracts Committee and the Performance Committee of the Board held a joint meeting on May 27, 2025 to discuss materials provided by PIMCO in connection with the Trustees’ review of the Agreements. The annual contract review process also involved multiple discussions and meetings with members of the Contracts Committee and the full Contracts Committee (the Approval Meeting, together with such discussions and meetings, the “Contract Renewal Meetings”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“Independent Counsel”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from PIMCO attended portions of the Contract Renewal Meetings and responded to questions from the Independent Trustees. The Contracts Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in considering each Agreement and the fees paid thereunder.

In connection with their deliberations regarding the proposed continuation of the Agreements, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be necessary to evaluate the terms of the Agreements. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreements.

In evaluating each Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions, inclusive of any follow-up inquiries, submitted by the Independent Trustees and Independent Counsel. The Board also met with senior representatives of PIMCO regarding its personnel, operations, and estimated profitability as they relate to each Fund. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value (“NAV”) and distribution yield of each Fund’s Institutional Class Shares (both absolute and compared against an appropriate peer group); use of leverage; investment, operational and other relevant risks for the Funds; and other portfolio information, including any use of derivatives. The Trustees also

104	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

received periodic reports on, among other matters, pricing and valuation, quality and cost of portfolio trade execution, compliance, and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees reviewed summaries prepared by PIMCO that analyzed each Fund based on a number of factors, including fees/ expenses, performance, distribution yield (which may be comprised of ordinary income, net capital gains, and/or a return of capital), and risk-based factors, as of December 31, 2024. They also considered, among other information, performance based on NAV, investment objective and strategy, portfolio managers, assets under management, outstanding leverage, annual fund operating expenses, total expense ratio and management fee comparisons between each Fund and its Broadridge Expense Group (as defined below), and estimated profitability to PIMCO from its relationship with each Fund. In considering the Broadridge Performance Universe and Broadridge Expense Group (both as defined below), the Trustees requested that PIMCO comment on whether the peer funds selected for each Fund by Broadridge Financial Solutions, Inc. (“Broadridge”) provided an appropriate comparison, and if not, whether PIMCO believes another peer group would provide a more appropriate comparison.

With respect to the Subsidiary Agreements, the Trustees considered that PMFLX and CAFLX each utilize their Subsidiaries to execute their investment strategies, and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for PMFLX and CAFLX under their Investment Management Agreements. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not collect or retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to PMFLX and CAFLX is not impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Management Agreements.

The Trustees’ conclusions as to the continuation of each Agreement were based on a comprehensive consideration of all information provided to the Trustees during the Contract Renewal Meetings and throughout the year and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Funds, such as portfolio management, compliance monitoring, portfolio trading practices, and oversight of third-party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing investment management, administrative, and/or other services, and general corporate ownership and business operations unrelated to the Funds. The Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Funds, noting PIMCO’s experience in managing interval funds, such as the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; information

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Approval of Investment Management Agreements (Cont.)

regarding the Funds’ use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; the general process or philosophy for determining employee compensation; and the operational infrastructure, including technology and systems and cybersecurity measures, of PIMCO.

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Funds beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and its ability to comply with the investment policies of the Funds; the compliance programs and risk controls of PIMCO (including the implementation of new policies and programs); the specific contractual obligations of PIMCO pursuant to the Agreements; the nature, extent, and quality of the supervisory and administrative services PIMCO is responsible for providing to the Funds; PIMCO’s risk management function; the time and resources PIMCO expends monitoring the leverage employed by the Funds, including the covenants and restrictions imposed by certain forms of leverage such as the Funds’ preferred shares. The Trustees considered conditions that might affect PIMCO’s ability to provide high-quality services to the Funds in the future under the Agreements, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial, business and other risks that PIMCO has undertaken as investment manager and sponsor of the Funds. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds. The Trustees also noted PIMCO’s activities under its contractual obligation to coordinate, oversee and supervise the Funds’ various outside service providers, including its negotiation of certain service providers’ fees and its due diligence and evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Trustees also considered PIMCO’s ongoing development of its own infrastructure and information technology, including its proprietary software and applications, to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. The Trustees considered PIMCO’s strategic managed service arrangement (“Managed Services”) with a third-party consultant for various services provided to the Funds and requested information from PIMCO regarding PIMCO’s retained responsibility and oversight over the Managed Services.

After their review and deliberations, the Trustees concluded that the nature, extent and quality of the overall services provided by PIMCO under each Agreement were appropriate.

Fee and Expense Information

In assessing the reasonableness of each Fund’s fees and expenses under its Investment Management Agreement, the Trustees requested and considered, among other information, the Fund’s management fee and its total expenses as a percentage of average net assets attributable to common shares and as a percentage of average total managed assets (including assets attributable both to common shares and specified leverage outstanding), in comparison to the management fees and other expenses of a group of industry peer funds identified by Broadridge as pursuing investment strategies with classifications/objectives similar to the Fund (for each Fund, its “Broadridge Expense Group”) as well as of a broader universe of peer funds identified by Broadridge (for each Fund, its “Broadridge Expense Universe”). In each case, the total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. The Fund-specific fee and expense results

106	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees. The Trustees considered that the total expense ratio comparisons reflect the effect of fee and expense waivers/reimbursements. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Broadridge Expense Groups and Broadridge Expense Universes.

The Trustees considered that PIMCO has contractually agreed with each Fund, through May 2, 2026, to waive its management fee or reimburse the Fund to the extent that organizational expenses, expenses related to obtaining or maintaining a legal entity identifier and pro rata Trustees’ fees exceed 0.10% of the Fund’s average daily net assets. The Trustees considered that PIMCO is entitled to reimbursement under each Fund’s expense limitation agreement under certain conditions.

The Trustees considered information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, including funds and accounts with comparable investment programs and/or principal investment strategies to those of the Funds, as well as certain other funds requested by the Trustees with broadly similar strategies and/or investment types. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including any open-end funds, exchange-traded funds, and listed closed-end funds with broadly similar strategies and/or investment types, there are additional portfolio management challenges in managing interval funds such as the Funds. For example, the Trustees considered that, as an interval fund, each Fund allows for (i) daily subscriptions, which allow for assets to increase over time, (ii) quarterly repurchases, which allow for assets to decrease periodically, (iii) changes in leverage, all of which results in more burdensome portfolio management, tax, accounting, regulatory and administrative processes than listed closed-end funds and open-end funds and (iv) investing in non-traditional and less liquid holdings as compared to open-end funds. In addition, the Independent Trustees considered information provided by PIMCO as to the generally broader and more extensive services provided to the Funds in comparison to those provided to private funds or institutional or separate accounts; the higher demands placed on PIMCO to provide considerable shareholder services due to the volume of investors; the greater entrepreneurial, enterprise, and reputational risk in managing registered interval funds; and the expenses, and impact on PIMCO, associated with the more extensive regulatory and compliance requirements to which the Funds are subject in comparison to private funds or institutional or separate accounts. The Trustees were advised by PIMCO that, in light of these additional challenges and additional services, different pricing structures between interval funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have comparable investment objectives and strategies to those of the Funds.

The Trustees also took into account that each Fund pays management fees on assets attributable to types of leverage that it uses (including, as applicable, assets attributable to any reverse repurchase agreements, dollar rolls/buy backs, tender option bonds and preferred shares outstanding), which increases the amount of management fees payable by the Fund under its Investment Management Agreement (because each Fund’s fees are calculated based on total managed assets (including assets attributable to any reverse repurchase agreements, dollar rolls/buy backs, tender option bonds, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls/buy backs, tender option bonds and borrowings)). In this regard, the Trustees took into account that PIMCO has a financial incentive

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Approval of Investment Management Agreements (Cont.)

for the Funds to use or continue to use leverage on which management fees are charged, which may create a conflict of interest between PIMCO, on one hand, and the Funds’ common shareholders, on the other. Therefore, the Trustees noted that the total fees paid by each Fund to PIMCO under the Fund’s unified fee arrangement would therefore vary more with increases and decreases in leverage than under a non-unified fee arrangement, all other things being equal. The Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees noted that each quarter they receive information from PIMCO regarding the Funds’ use of leverage. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives.

The Trustees noted that, for each of PMFLX and CAFLX, the contractual and actual management fee rates for each Fund under its unified fee arrangement were above the median contractual and actual management fees of the other funds in their Broadridge Expense Group, calculated both on average net assets and on average total managed assets. The Trustees took into account that each Fund’s unified fee arrangement covers substantially all of the Fund’s operating fees and expenses (“Operating Expenses”) and therefore, all other things being equal, would tend to be higher than the contractual management fee rates of other funds in the Broadridge Expense Group, which generally do not have a unified fee structure and instead incur Operating Expenses directly and in addition to the management fee. The Trustees also considered that PIMCO has entered into an expense limitation agreement for each Fund. The Trustees determined that a comparison of each Fund’s total expense ratio with the total expense ratios of its Broadridge Expense Group would generally provide more meaningful comparisons than comparing contractual and actual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the unified fee arrangements have benefited and will continue to benefit common shareholders because they provide an expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of total managed assets, including any assets attributable to any outstanding preferred shares, or other forms of leverage, making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unified fee arrangements generally insulate the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

Performance Information

Fund-specific comparative performance results for the Funds reviewed by the Trustees are discussed below. With respect to investment performance, the Trustees considered information regarding each Fund’s performance based on NAV, net of the Fund’s fees and expenses, both on an absolute basis and relative to the performance of its Broadridge Performance Universe (as defined below). The Trustees requested information provided by Broadridge regarding the investment performance of a broad universe of funds within the same investment classification/category that Broadridge

108	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

determined are comparable to those of each Fund (for each Fund, its “Broadridge Performance Universe”). The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. The Trustees also considered information regarding the Funds’ comparative yields and risk-adjusted returns. The Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. They further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. The Trustees considered information from PIMCO regarding the risks undertaken by each Fund, including the use of leverage, and PIMCO’s management and oversight of the Fund’s risk profile.

In addition, the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee).

Profitability, Economies of Scale, and Fall-out Benefits

The Trustees considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre- and post-distribution operating margin for each Fund, as well as PIMCO’s aggregate estimated pre- and post-distribution operating margin for all of the closed-end and interval funds advised by PIMCO, including the Funds (collectively, the “Estimated Margins”), in each case for the one-year period ended December 31, 2024; and (ii) a year-over-year comparison of PIMCO’s Estimated Margins for the one-year periods ended December 31, 2024 and December 31, 2023. The Trustees also took into account explanations from PIMCO regarding how certain of PIMCO’s corporate and shared expenses were allocated among the Funds and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. The Trustees also requested information from PIMCO regarding the impact of the Managed Services on PIMCO’s profitability with respect to the Funds. The Trustees also considered that PIMCO is entitled to earn a reasonable level of profits for the services that it provides to the Funds. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also considered information regarding possible economies of scale in the operation of the Funds. The Trustees noted that the Funds do not currently have any breakpoints in their management fees. The Trustees noted PIMCO’s assertion that it may share the benefits of potential economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology and cybersecurity measures, firm proprietary systems and applications, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Funds in return for fees paid. The Trustees also considered that the unified fee arrangements provide inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs increase. The Trustees further considered that, in contrast, breakpoints may be used as a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee arrangements, funds with “pass through”

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Approval of Investment Management Agreements (Cont.)

administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee arrangements protect shareholders, during the contractual period, from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds, the use of service providers with which PIMCO has a relationship where it receives some economic benefit and research, statistical and quotation services that PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund’s Institutional Class Shares and the fees charged to each Fund, the Board considered the following information. With respect to performance quintile rankings for a Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Board considered each Fund’s performance and fees in light of the limitations inherent in the methodology for determining such comparative groups.

PMFLX

With respect to the Fund’s total return performance of its Institutional Class Shares (based on NAV) relative to its Broadridge Performance Universe, the Trustees noted that the Fund had first quintile performance for the one-, three-, and five-year periods ended December 31, 2024.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

CAFLX

With respect to the Fund’s total return performance of its Institutional Class Shares (based on NAV) relative to its Broadridge Performance Universe, the Trustees noted that the Fund had first quintile performance for the one-year period ended December 31, 2024.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average total managed assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its

110	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

Conclusion

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreements, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent, and quality of the services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Board, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of each Fund and its shareholders, and should be approved.

SEMIANNUAL REPORT	JUNE 30, 2025	111

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co.

2323 Grand Boulevard, 5th Floor

Kansas City, MO 64108

Transfer Agent, Dividend Paying Agent and Registrar for Common Shares

SS&C Global Investor & Distribution Solutions, Inc.

80 Lamberton Road

Windsor, CT 06095

Transfer Agent, Dividend Paying Agent and Registrar for Remarketable Variable Rate MuniFund Term Preferred Shares

The Bank of New York Mellon

240 Greenwich Street, 7E

New York, New York 10286

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the report cover.

PIF4002SAR_063025

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on Form N-CSR.

Item 6.	Investments.

The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSRS.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to closed-end investment companies.

(b)	Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountant for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

The information required by this Item 11 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSRS.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 12 is only required in an annual report on Form N-CSR.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	The information required by this Item 13(a) is only required in an annual report on Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers identified in the Registrant’s most recent annual report on Form N-CSR.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 16.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO California Flexible Municipal Income Fund

By:	/s/ Joshua D. Ratner
Joshua D. Ratner
President (Principal Executive Officer)

Date: September 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joshua D. Ratner
Joshua D. Ratner
President (Principal Executive Officer)

Date: September 5, 2025

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: September 5, 2025